                                                                   EXHIBIT 10(h)











Share Acquisition
Agreement
-------------------------------------------




InterTAN, Inc.

InterTAN Canada Ltd

Dick Smith Electronics Holdings Pty Ltd









Sale of InterTAN Australia Ltd

Allen Allen & Hemsley
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333




(C)Copyright Allen Allen & Hemsley 2001
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Share Acquisition Agreement                               Allen Allen & Hemsley
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Table of Contents

1.   Definitions and Interpretation                                         1
     1.1      Definitions                                                   1
     1.2      Interpretation                                                7

2.   Conditions Precedent and ACCC Notification                             8
     2.1      Conditions Precedent for the benefit of Purchaser             8
     2.2      Benefit of Conditions Precedent                               8
     2.3      Satisfaction of Conditions                                    8
     2.4      ACCC Notification                                             9

3.   Purchaser's Investigation                                              9

4.   Conduct before Completion                                              9
     4.1      Conduct of business                                           9
     4.2      Supply of services by the Vendors                            10
     4.3      Directors' and officers' insurance                           11
     4.4      Dividend                                                     11
     4.5      Employee Stock Entitlements                                  11

5.   Sale and Purchase                                                     12
     5.1      Sale of Shares                                               12
     5.2      Title and Risk                                               12

6.   GST                                                                   12

7.   Completion                                                            13
     7.1      Place for Completion                                         13
     7.2      Documents to be delivered                                    13
     7.3      Approval of transfers                                        14
     7.4      Completion board meetings                                    14
     7.5      Resignation of auditor                                       14
     7.6      Payment of Purchase Price                                    14
     7.7      Discharge of Intra-Group Liabilities                         15
     7.8      Simultaneous completion                                      15

8.   Notice to Complete                                                    15
     8.1      Notice by the Purchaser                                      15
     8.2      Notice by the Vendor                                         15

9.   Post-Completion Payments                                              15
     9.1      Preparation of Completion Accounts                           15
     9.2      Certain Principles adopted in Preparing Completion Accounts  17

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                                                                        Page (i)
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Share Acquisition Agreement                               Allen Allen & Hemsley
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
     9.3      Treatment of dividend and Employee Stock Entitlements        18
     9.4      Payment of Net Asset Correction                              18
     9.5      Completion Date Intra-Group Debt                             19

10.  Leases                                                                19

11.  Warranties                                                            19
     11.1     Warranties by the Vendor                                     19
     11.2     Indemnity                                                    19
     11.3     Effective dates                                              20
     11.4     Disclosures                                                  20
     11.5     Purchaser's Acknowledgment                                   20
     11.6     No reliance                                                  20
     11.7     Statutory Actions                                            21
     11.8     Notification of Warranty breach before Completion            21
     11.9     Dealing with Warranty breach after Completion                21
     11.10    Proceedings in respect of a claim                            22
     11.11    Limitation on liability                                      22
     11.12    Reduction of Purchase Price                                  24

12.  Purchaser's Warranties                                                24
     12.1     Warranties                                                   24
     12.2     Indemnity                                                    24

13.  Restraint                                                             24
     13.1     Protected Business                                           24
     13.2     Prohibited Persons                                           25
     13.3     Duration of restraint                                        25
     13.4     Geographic limitation                                        25
     13.5     Restraint                                                    26
     13.6     Restrained Activity                                          26
     13.7     Purchaser can assign benefit                                 26
     13.8     Exempted activities                                          26
     13.9     Consideration                                                27
     13.10    Restraints Independent                                       27
     13.11    Severability                                                 27

14.  Notices                                                               27

15.  Other Post Completion Obligations                                     28
     15.1     Maintenance of Minimum Net Assets                            28
     15.2     Notice                                                       28

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                                                                       Page (ii)
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Share Acquisition Agreement                               Allen Allen & Hemsley
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
16.  Non-Disclosure                                                        29
     16.1     Confidentiality                                              29
     16.2     Purchaser's investigation                                    29
     16.3     Exceptions                                                   29
     16.4     Public announcements                                         29

17.  Further Assurances                                                    29

18.  Entire Agreement                                                      30

19.  Amendment                                                             30

20.  Assignment                                                            30
     20.1     No Assignment                                                30
     20.2     Assignment of Purchaser's rights under clause 13             30

21.  No Waiver                                                             30

22.  No Merger                                                             30

23.  Stamp Duty and Costs                                                  30

24.  Governing Law                                                         31
     Business Name                                                         39

1.   General warranties                                                    44
     1.1      Schedules                                                    44
     1.2      Data Room                                                    44
     1.3      Material Information                                         44
     1.4      Conduct and Ownership of Business                            44

2.   Power and Authority                                                   44
     2.1      Incorporation and power                                      44
     2.2      Power and authority                                          45
     2.3      No restriction on the Vendor or Company                      45

3.   Title and Share Capital                                               45
     3.1      Title                                                        45
     3.2      Shares                                                       45
     3.3      Call options                                                 45
     3.4      No Subsidiaries                                              45
     3.5      No Pre-emptive Rights                                        46

4.   Solvency                                                              46
     4.1      Solvency                                                     46
     4.2      Claim Against Asset                                          46

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                                                                      Page (iii)
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Share Acquisition Agreement                               Allen Allen & Hemsley
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
5.   Accounts                                                              46
     5.1      Accounts                                                     46
     5.2      Financing                                                    47
     5.3      Assets                                                       47
     5.4      Liabilities at Balance Date                                  48
     5.5      Liabilities at Completion Date                               48

6.   Post  Balance Date Events                                             48
     6.1      Capital Expenditure                                          48
     6.2      No material adverse change                                   48
     6.3      Contracts                                                    48
     6.4      Notice of termination                                        48
     6.5      No material default                                          48
     6.6      Dividends                                                    49

7.   Powers Of Attorney                                                    49

8.   Finder's Fees                                                         49

9.   Assets                                                                49
     9.1      Assets                                                       49
     9.2      Title to Assets                                              49
     9.3      Security Interests                                           49

10.  Insurance                                                             50
     10.1     Disclosure                                                   50
     10.2     Currency                                                     50

11.  Litigation and compliance with legislation                            50
     11.1     No contravention of legislation                              50
     11.2     Disputes                                                     50
     11.3     Trade practices                                              50
     11.4     Authorisations                                               50

12.  Intellectual Property                                                 51
     12.1     Intellectual Property Complete                               51
     12.2     No infringements                                             51
     12.3     Registration                                                 51

13.  Taxation                                                              51
     13.1     Accounts                                                     51
     13.2     Tax since the Balance Date                                   51
     13.3     Deductions                                                   52
     13.4     Payment of tax                                               52

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                                                                       Page (iv)
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Share Acquisition Agreement                               Allen Allen & Hemsley
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
     13.5     No disallowance                                              52
     13.6     Applications                                                 52
     13.7     Taxation (Unpaid Company Tax) Assessment Act                 52
     13.8     Proper returns filed and no investigations                   53
     13.9     Franking                                                     53
     13.10    Records                                                      53
     13.11    Dividend Tax Liabilities                                     53
     13.12    Share capital accounts                                       54
     13.13    Stamp duty                                                   54
     13.14    CGT rollovers                                                54
     13.15    Depreciation                                                 54
     13.16    Tax losses                                                   54
     13.17    Performance of Agreement                                     54

14.  Real Property                                                         55
     14.1     Real Property                                                55
     14.2     Occupation                                                   55
     14.3     Title                                                        55
     14.4     Default                                                      55
     14.5     Buildings                                                    55
     14.6     Environmental                                                55

15.  Employees                                                             55
     15.1     Compliance with law                                          55
     15.2     Redundancies                                                 56
     15.3     Industrial disputes                                          56
     15.4     Change of control                                            56
     15.5     Redundancy payments                                          56

16.  Material contracts                                                    56
     16.1     No default                                                   56

17.  Records and Corporate Matters                                         57
     17.1     Books and records                                            57
     17.2     Filings                                                      57


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                                                                        Page (v)

Share Acquisition Agreement                               Allen Allen & Hemsley
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Date                                                                  2001
-------------

Parties
-------------
          1. InterTAN, Inc., a company incorporated in Delaware, United States of America, of Suite 904, The Royal Centre, 3300 Highway #7, Concord, Ontario, Canada (the First Vendor);

          2. InterTAN Canada Ltd, a company incorporated in Alberta, Canada, and continued into British Columbia, Canada, of 3000 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada (the Second Vendor);

          3. Dick Smith Electronics Holdings Pty Ltd (ACN 001 456 720), a company incorporated in New South Wales, of Level 5, 540 George Street, Sydney, New South Wales, Australia (the Purchaser).


Recitals
-------------

          A Each Vendor is the beneficial owner of and registered, or entitled to be registered, as the holder of the number of the Shares specified against its name in part A of schedule 1.

          B The Vendors wish to sell the Shares to the Purchaser and the Purchaser wishes to purchase the Shares on the terms of this agreement.

--------------------------------------------------------------------------------

IT IS AGREED as follows.


1.       Definitions and Interpretation
--------------------------------------------------------------------------------

1.1      Definitions

         The following definitions apply unless the context requires otherwise.

         ACCC Dispute means the dispute the subject of ongoing correspondence as at the date of this Agreement between the Company and the Australian Competition and Consumer Commission in relation to alleged price exploitation, the abolition of wholesales tax, the introduction of the GST (as defined in section 75AU of the Trade Practices Act 1974) and all matters, events or circumstances related to, arising out of or connected with such correspondence.

         ACCC Indemnity means the indemnity given by the Vendor under clause 11.2(c).

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                                                                          Page 1
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Share Acquisition Agreement                               Allen Allen & Hemsley
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         Adjustment has the meaning given to that term by the GST Law.

         Adjustment Event has the meaning given to that term by the GST Law.

         Adjustment Note has the meaning given to that term by the GST Law.

         Auditor means PricewaterhouseCoopers.

         Authorisation includes:

         (a) any authorisation, approval, consent, licence, permit, franchise, permission, notification, filing, registration, lodgment, agreement, notarisation, certificate, authority, resolution, direction, declaration or exemption from, by or with a Public Authority; and

         (b) in relation to anything which will be prohibited or restricted in whole or part by law if a Public Authority intervenes or acts in any way within a specified period after lodgment, filing, registration or notification, the expiry of such period without such intervention or action.

         Balance Date means 31 December 2000.

         Balance Date Net Assets means the net assets of the Company as at the Balance Date as disclosed in the December Accounts.

         Bank Bill Rate means the bank bill rate quoted by National Australia Bank applicable as at Completion for bills having a face value of $100,000 and a duration of 180 days.

         Business means the business carried on by InterTAN Australia as described in schedule 1.

         Business Day means a day on which banks are open for business in Sydney, New South Wales excluding a Saturday, Sunday or public holiday.

         Charge means the charge granted by the Company in favour of Westpac Banking Corporation and registered by the Australian Securities and Investments Commission as Charge No. 562900.

         Company means InterTAN Australia Ltd (ACN 002 511 944).

         Company's Fund means the Mercantile Mutual Integra Fund to which the Company contributes.

         Completion means completion of the sale and purchase of the Shares under this agreement.

         Completion Accounts means the accounts of the Company, including statements of their net assets and net liabilities owed to members of the Remaining Vendor Group, as at and for the period to the Completion Date, prepared in accordance with clause 9.

         Completion Date means:

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Share Acquisition Agreement                               Allen Allen & Hemsley
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         .     the first Business Day which is 2 days after all the Conditions
               Precedent have been satisfied or waived; or

         .     any other date as the parties may agree in writing.

         Completion Date Intra-Group Debt means the liabilities owed by the Company to members of the Remaining Vendor Group (excluding the liabilities arising from the declaration of the dividend referred to in clause 4.4 and any liability of the Company to pay withholding tax in relation to that dividend) net of the liabilities owed by the members of the Remaining Vendor Group to the Company as at the Completion Date as disclosed in the Completion Accounts less the balance of the Company's trading account with the Vendor at the Completion Date as disclosed in the Completion Accounts.

         Completion Date Net Assets means the net assets of the Company as at the Completion Date as disclosed in the Completion Accounts.

         Conditions Precedent means the conditions precedent to Completion of this agreement set out in clause 2.1.

         Corporate Structure means the corporate structure diagram of the Vendors, entities that the Vendors control and entities that control the Vendors which forms part of schedule 1.

         Corrected Purchase Price means the Purchase Price plus the Net Asset Correction (or minus the absolute value of the Net Asset Correction if the Net Asset Correction is less than zero).

         Data Room means the information compiled by the First Vendor relating to the Company which was made available to the Purchaser and which is described in the data room index initialled by the parties for identification at the time of executing this agreement.

         December Accounts means the accounts of the Company as at and for the period to the Balance Date, copies of which were included in the Data Room.

         Dividend Amount means all retained earnings (up to a maximum of $27,000,000) which the Company is able to pay on the Shares at Completion, or such other amount as the parties agree.

         Employee Stock Entitlement means an entitlement arising before Completion of an employee, contract manager, contractor, consultant or agent of the Company to receive (or to be assisted in purchasing) shares in the First Vendor or options over such shares under an Employee Stock Program.

         Employee Stock Program means the Company's:

         .     Stock Purchase Program;

         .     Stock Award Incentive Program; or

         . District Sales Manager/Regional Sales Manager Stock Option Award Program.

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Share Acquisition Agreement                              Allen Allen & Hemsley
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         Encumbrance means an interest or power:

         (a) reserved in or over any interest in any asset including, without limitation, any retention of title; or

         (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power, by way of security for the payment of debt or any other monetary obligation or the performance of any other obligation and whether existing or agreed to be granted or created.

         Environmental Requirement means a law, direction or requirement of a Government Agency about the environment, planning, building or local government and, without limitation, includes a law, direction or requirement about:

         (a)   land use and development;

         (b) heritage preservation and protection or conversation of natural or cultural resources;

         (c)   pollution;

         (d)   waste or chemical disposal;

         (e)   toxic or hazardous substances; and

         (f)   allocation, development or exploitation of natural resources.

         Environmental Warranty means Warranty set out at paragraph 14.6 of schedule 5.

         Executive Termination Commitment means an obligation of the Company under an agreement with each of Mike Pedula, Bryan Ford or Robert Davies entered into in January 2001 that arises from the involuntary termination of such an employee which is in excess of the Company's obligations but for such agreement.

         Expert, in relation to a dispute to be resolved in accordance with clause 9, means an independent chartered accountant:

         (a)   agreed by the parties; or

         (b) failing agreement as nominated by the President of the Institute of Chartered Accountants in Australia.

         Freehold Property means the freehold property described in schedule 3.

         Governmental Agency means any:

         (a) government or governmental, semi-governmental or judicial entity or authority; or

         (b) minister, department, office, commission, delegate, instrumentality, agency, board, authority or organisation of any government.

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                                                                          Page 4
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Share Acquisition Agreement                              Allen Allen & Hemsley
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         It also includes any regulatory organisation established under statute or any stock exchange.

         GST means the goods and services tax as imposed by the GST Law together with any related interest, penalties, fines or other charge.

         GST Amount means, in relation to a Taxable Supply, the amount of GST for which the supplier is liable in respect of the Taxable Supply calculated on the basis that the Value of the Taxable Supply is the consideration payable for the Taxable Supply excluding any amount payable pursuant to clause 6.

         GST Group has the meaning given to that term by the GST Law.

         GST Law has the meaning given to that term in A New Tax System (Goods and Services Tax) Act 1999, or, if that Act does not exist for any reason, means any Act imposing or relating to the imposition or administration of a goods and services tax in Australia and any regulation made under that Act.

         Industry Funds means the REST Fund and the LUCRF Fund.

         Input Tax Credit has the meaning given to that term by the GST Law.

         Intellectual Property means the items specified in schedule 2.

         InterTAN Australia means InterTAN Australia Ltd (ACN 002 511 944).

         InterTan Total Stockholders Equity means the total stockholders equity of the Vendor on a consolidated basis as determined in accordance with U.S. generally accepted accounting principles (including, without limitation, as shown in the Vendor's 10-Q or 10-K reports filed by the Vendor with the U.S. Securities & Exchange Commission in respect of the period ends to which such reports relate).

         Inventory means the stock of the Company for use in or sale by the Business and includes, but is not limited to, raw materials, components, work in progress, finished goods, packaging materials and spare parts.

         Invoice has the meaning given to that term by the GST Law.

         June Accounts means the audited financial statements of the Company as at and for the period ended 30 June 2000, including a statement of profit and loss and a balance sheet of the Company.

         Leases means the leases of the Company as at the date of this agreement copies of which were included in the Data Room, as listed in the data room index initialled by the parties for identification at the time of executing this agreement and separately identified in schedule 8.

         Material Contract means the software licence agreement between the Company and JDA Worldwide Limited dated 27 May 1999.

         Narta means Narta International Pty Limited (ACN 003 379 486).

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                                                                          Page 5
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Share Acquisition Agreement                              Allen Allen & Hemsley
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         Narta Shares means 12,000 ordinary shares and one redeemable preference share in Narta.

         Net Asset Correction means the Completion Date Net Assets minus the Balance Date Net Assets.

         Other Funds means other superannuation funds to which InterTAN Australia contributes other than the Company's Fund and the Industry Funds.

         Payment means any amount payable under, by reference to, or in connection with this agreement including, without limitation, the provision of any non-monetary consideration and any amount dealt with by way of set off.

         Public Authority includes:

         (a) any government in any jurisdiction, whether federal, state, territorial or local;

         (b) any minister, department, office, commission, delegate, instrumentality, agency, board, authority or organisation of any government or in which any government is interested;

         (c)   any non-government regulatory authority; and

         (d) any provider of public utility services, whether or not government owned or controlled.

         Purchase Price means $114,139,649.00 minus the Dividend Amount.

         Real Property means the Freehold Property and the Leases.

         Related Body Corporate has the meaning given to that term in the Corporations Law.

         Remaining Vendor Group means the Vendors and their respective Related Bodies Corporate and related entities.

         Representative Member has the meaning given to that term by the GST
         Law.

         Shares means the shares in the Company described in part B of schedule 1.

         Service Agreements means any agreements, whether written or unwritten, pursuant to which the Vendor or a member of the Remaining Vendor Group provides services (including management services) to the Company as at the date of this Agreement.

         Stage 1 Due Diligence Information means the information relating to the Company provided to the Purchaser in a bound volume of that title and dated 5 October 2000, initialled by the parties for identification at the time of executing this agreement.

         Tax includes any tax, levy, impost, deduction, charge, rate, duty (including stamp duty), compulsory loan or withholding which is levied or imposed by a law,

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                                                                          Page 6
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Share Acquisition Agreement                              Allen Allen & Hemsley
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         regulation, or administrative practice of any Governmental Agency, and any related interest, penalty, charge, fee or other amount.

         Tax Invoice has the meaning given to that term by the GST Law.

         Tax Warranty means each of the Warranties set out at paragraphs 13.1 through 13.17 of schedule 5.

         Taxable Supply has the meaning given to that term by the GST Law.

         Third Party means all persons other than the Purchaser and the Vendors.

         Value has the meaning given to that term by the GST Law.

         Warranties means the warranties and representations by the Warrantor in schedules 5 and 6.

         Warrantor means the First Vendor and the Second Vendor.

         Westpac Facility means the Multi-Option Switch Facility Agreement between InterTAN Australia and Westpac Banking Corporation dated 27 November 1996 and amended by letters dated 30 September 1997, 17 July 1998 and 26 June 2000.

         1936 Act means the Income Tax Assessment Act 1936.

         1997 Act means the Income Tax Assessment Act 1997.

1.2      Interpretation

         Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

         (a)   The singular includes the plural and conversely.

         (b)   A gender includes all genders.

         (c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

         (d) A reference to a person includes a body corporate, an unincorporated body or other entity and conversely.

         (e) A reference to a clause, annexure or schedule is to a clause of, or annexure or schedule to this agreement.

         (f) A reference to any party to this agreement or any other agreement or document includes the party's successors and permitted assigns.

         (g) A reference to any agreement or document is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this agreement.

         (h) A reference to any legislation or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

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                                                                          Page 7
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Share Acquisition Agreement                              Allen Allen & Hemsley
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         (i)   A reference to dollars or $ is to Australian currency.

         (j) A reference to a right or obligation of any 2 or more persons confers that right, or imposes that obligation, as the case may be, jointly and severally.

         (k) A reference to conduct includes any omission and any statement or undertaking, whether or not in writing.

         (l) A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

         (m) Mentioning anything after include, includes or including does not limit what else might be included.

         (n)   All references to time are to Sydney time.


2.       Conditions Precedent and ACCC Notification
--------------------------------------------------------------------------------

2.1      Conditions Precedent for the benefit of Purchaser

         Clause 5 will not bind the parties:

         (a) until the receipt by the Purchaser of all Third Party consents or approvals required in connection with or arising from the Material Contract in a form reasonably satisfactory to the Purchaser;

         (b) unless and until the Charge has been discharged on terms acceptable to the Purchaser; and

         (c)   if at Completion:

               (i) the Vendors have materially breached this agreement and not remedied such breach to the reasonable satisfaction of the Purchaser; or,

               (ii) one or more of the Warranties is false, misleading or incorrect in a way which would, in aggregate, result in a material adverse effect on the value of the Company as a whole and which has not been remedied by the Vendors.

2.2      Benefit of Conditions Precedent

         The Conditions Precedent in clause 2.1 are for the sole benefit of the Purchaser and may be unilaterally waived by the Purchaser giving written notice to the First Vendor.

2.3      Satisfaction of Conditions

         (a) The Vendors and the Purchaser must each use their reasonable endeavours, including rendering assistance to each other, to satisfy, or procure the satisfaction of, the Conditions Precedent as soon as possible after the date of this agreement.

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                                                                          Page 8
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Share Acquisition Agreement                              Allen Allen & Hemsley
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         (b)   The Vendors and the Purchaser must each promptly notify the other in writing if it becomes aware that a Condition Precedent is satisfied or becomes incapable of being satisfied.

         (c) The Purchaser may terminate this agreement by not less than 2 Business Days' written notice to the First Vendor, if a Condition Precedent of which it has the benefit is not satisfied on or before 30 June 2001.

         (d) Either Vendor may terminate this agreement by not less than 2 Business Days' written notice to the Purchaser, if the Condition Precedent in clause 2.1(a) is not satisfied or waived on or before 30 June 2001.

         (e) On termination pursuant to clause 2.3(c) or clause 2.3(d), no party has any further obligations under this agreement except under:

               (i)   clause 16 (Confidentiality); or

               (ii)  a right or claim which arises before termination.

2.4      ACCC Notification

         The parties acknowledge that the Australian Competition and Consumer Commission will be notified of the transaction the subject of this agreement. The parties agree to consult with each other in good faith as to all matters arising out of or connected with such notification, including but not limited to the form of response to any enquiries made by the Australian Competition and Consumer Commission and to cooperate with any reasonable information requests of the Australian Competition and Consumer Commission.


3.       Purchaser's Investigation
--------------------------------------------------------------------------------

         The Vendors shall:

         (a) ensure that pre-advised nominees of the Purchaser are given reasonable access during normal business hours to all management employees of the Company, all books and records and assets of and under the control of the Company and to each of the Real Properties; and

         (b) promptly provide the Purchaser with all information and explanations it reasonably requests about the Company and the matters listed in paragraph (a).


4.       Conduct before Completion
--------------------------------------------------------------------------------

4.1      Conduct of business

         The Vendors shall ensure that the Company does not do the following things during the period from the date of this agreement to the Completion Date (inclusive), without the prior consent of the Purchaser.

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                                                                          Page 9
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Share Acquisition Agreement                              Allen Allen & Hemsley
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          (a)  (Conduct of business) Manage and conduct its business other than in the ordinary and usual course.

          (b) (No disposals) Except for disposals of trading inventories in the ordinary and usual course of business, dispose of, create any Encumbrance over, or declare itself trustee of any asset or agree to do so.

          (c) (No new issues) Allot or issue any share or loan capital or securities or other rights convertible into share or loan capital or agree to do so.

          (d) (No distributions) Declare or pay or agree to declare or pay any dividend, make any other distribution of its profits, reduce its capital, repay any shareholder's loan or advance or buy back any of its shares, other than a dividend declared in accordance with clause 4.4 such dividend being payable immediately prior to Completion (provided that the Company shall not pay such dividend until Completion).

          (e) (Acquisition of shares, etc.) Acquire shares in any other company or form any partnership, consortium or joint venture.

          (f) (Guarantee or Indemnity) Grant any guarantee or indemnity otherwise than in the ordinary and usual course of business.

          (g) (Material commitment) Enter into any commitment or series of commitments for more than $100,000 in aggregate or for longer than 12 months other than in the ordinary and usual course of business.

          (h)  (Constitution)  Change its constitution.

          (i) (Warranties) Do anything, or fail to do anything, or allow anything to happen, which would or would be likely to make a Warranty false or misleading when made under this agreement, or when regarded as made under this agreement.

          (j) (Employees) Employ a new person, terminate a person who is an existing management employee at the date of this agreement, change a term of employment or agree to an increase in remuneration or benefit of any form to a person who is an employee at the date of this agreement, otherwise than in the ordinary and usual course of business.

          (k) (Dealings) Deal with any person except at arm's length or acquire any real property for more than market value. The Purchaser acknowledges that payment, by the Company to the First Vendor, of management fees in continuance of its ordinary and usual course of business does not constitute a breach of this clause 4.1.

4.2       Supply of services by the Vendors

          The Vendor will, and will procure that members of the Remaining Vendor Group will, cease to supply pursuant to and terminate the Service Agreements on the Completion Date.

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4.3       Directors' and officers' insurance

          The Purchaser acknowledges that the current directors and officers of the Company:

          (a) are, at the date of this agreement, insured under a worldwide policy held by the First Vendor; and,

          (b)  will cease to be insured under that policy on the Completion
               Date.

4.4       Dividend

          (a) The parties agree that prior to Completion, the Vendors shall ensure that the Company shall declare a dividend on its ordinary shares equal, in total, to the Dividend Amount. The record date for the dividend shall be one day prior to the Completion Date and the dividend shall be payable on Completion.

          (b)  The First Vendor shall notify the Purchaser of:

               (i)   the amount of the Dividend Amount; and

               (ii) the amount, if any, by which the Dividend Amount will exceed the balance of the Company's franking account on Completion,

               not less than 2 Business Days prior to Completion.

          (c) The First Vendor indemnifies the Purchaser against any claim, loss, liability, cost or expense, direct or indirect, which the Purchaser or the Company pays or is liable for arising from the payment of an unfranked dividend pursuant to clause 7.7 to the extent that that claim, loss, liability, cost or expense exceeds the amount withheld by the Company pursuant to clause 7.7.

4.5       Employee Stock Entitlements

          (a) The Vendors shall terminate, with effect from before Completion, the participation of all employees, contract managers, contractors, consultants or agents of the Company in the Employee Stock Programs.

          (b) The Vendors shall satisfy all Employee Stock Entitlements before Completion. To the extent that any Employee Stock Entitlement is not satisfied before Completion, the Completion Accounts shall make accrual for that Employee Stock Entitlement in accordance with clause 9.3(b).


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5.       Sale and Purchase
--------------------------------------------------------------------------------

5.1      Sale of Shares

         On Completion, the Vendors, as beneficial owners, will sell and the Purchaser will purchase, free and clear of all Encumbrances, the Shares for the Purchase Price.

5.2      Title and Risk

         On Completion, title to the Shares and risk in the Shares shall pass to the Purchaser.


6.       GST
--------------------------------------------------------------------------------
         The parties agree that:

         (a)   all Payments are exclusive of GST;

         (b) each party will comply with its obligations under the Trade Practices Act 1974 when calculating the amount of any Payment and the amount of any relevant Payments will be adjusted accordingly;

         (c) if the whole or any part of any Payment is the consideration for a Taxable Supply for which the payee is liable to GST, the payer must pay to the payee an additional amount equal to the GST Amount. Unless otherwise agreed in writing, such additional amount is to be paid on the date five Business Days after the date on which an Invoice is issued in relation to the Taxable Supply;

         (d) if, in relation to a Taxable Supply, an Adjustment Event occurs that gives rise to an Adjustment then the GST Amount will be adjusted accordingly and where necessary a payment will be made to reflect that adjustment. If a payment is required it will be made within five Business Days of the issue of the Adjustment Note by the supplier;

         (e) if a party is a member of a GST Group, references to GST for which the party is liable and to Input Tax Credits to which the party is entitled include GST for which the Representative Member of the GST Group is liable and Input Tax Credits to which the Representative Member is entitled; and

         (f) any reference to a cost or expense in this agreement excludes any amount in respect of GST forming part of the relevant cost or expense when incurred by the relevant party for which that party can claim an Input Tax Credit.

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7.       Completion
--------------------------------------------------------------------------------

7.1      Place for Completion

         Completion will take place at the offices of Allen Allen & Hemsley in Sydney before 3 pm on the Completion Date.

7.2      Documents to be delivered

         The Vendor shall ensure that the following documents are delivered to the Purchaser on or before Completion.

         (a) (Share certificates) The share certificates in respect of the Shares.

         (b) (Transfers) Transfers in registrable form in favour of the Purchaser, or such other transferees as the Purchaser may direct, duly executed by each registered holder as transferor of the Shares.

         (c) (Declarations of trust) The declaration of trust (if any) by each person holding Shares in trust for a Vendor.

         (d) (Records) The register of members, register of charges, minute books, ledgers, journals and books of account, the certificate of incorporation, the common seal, share certificate books, the documents of title to the Real Property and all other assets of the Company and all other records and documents relating to the business and property of the Company including copies of all contracts that are used in or connected with the conduct of the Business. (For the purpose of this paragraph (d) it is acknowledged that constructive delivery will suffice by leaving such records at the Company's premises).

         (e) (Charge and Westpac Facility) Documentation sufficient to demonstrate and evidence that the charge has been discharged and the Westpac Facility terminated.

         (f)   (Powers of attorney) A power of attorney in the form set out in schedule 4 granted by each registered holder of the Shares.

         (g) (Resignations) The written resignation of each director and secretary of the Company from the office of director or secretary, as the case may be (but not as an employee), nominated by the Purchaser and effective on the appointment of the directors and secretary to be appointed at the board meeting commenced under clause 7.4. Each resignation must acknowledge that the resigning officer has no claim against the Company in his or her capacity as a director or secretary.

         (h) (Bank Accounts) Cheque books of the Company and a list of all bank accounts kept by the Company.

         (i) (Confirmation) Written confirmation that the Condition Precedent in clause 2.1(c) has been satisfied.

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          (j)  (Consents) Consents in unconditional terms required on the change of control of the Company by each Third Party to a Material Contract, executed by each such Third Party and the Vendor (as applicable).

          (k) (Authorisations) All licences, permits or Authorisations issued by a Public Authority to the Company used in the conduct of the Business.

          (l) (Names) Registration certificates and other documents of title for the Real Property and the Intellectual Property.

          (m) (Domain Names) Details of the domain name registry keys for the domain names used by the Company in the conduct of the Business.

          (n)  (Other) Any other documents reasonably required by the Purchaser.

7.3       Approval of transfers

          The Vendors shall ensure that a meeting of the directors of the Company is held on or before Completion at which the directors resolve:

          (a) to approve the registration of the transfers of the Shares (subject only to payment of stamp duty); and

          (b) to issue new share certificates for the Shares in the names of transferees (subject only to payment of stamp duty).

7.4       Completion board meetings

          The Vendors shall ensure that a meeting of the directors of the Company is held on or before Completion at which, effective from
          Completion:

          (a) the nominees of the Purchaser are appointed as directors and secretaries and the resignation of each resigning director and secretary is accepted;

          (b) the registered office of the Company is changed to an address nominated by the Purchaser; and

          (c) all existing mandates for the operation of bank accounts by the Company are revoked and replaced with mandates approved by the Purchaser.

7.5       Resignation of auditor

          Subject to the approval of the Australian Securities and Investments Commission, the Vendors shall ensure that the Auditor resigns as auditor of the Company and is replaced by a firm nominated by the Purchaser with effect from Completion. Nothing in this clause 7.5 shall affect the choice of the Auditor as auditor of the Completion Accounts under clause 9.

7.6       Payment of Purchase Price

          On Completion, after satisfaction of the Vendors' obligations under this clause, the Purchaser shall pay the Purchase Price to, or to the direction of, the First Vendor by telegraphic transfer in immediately available funds to an account

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          nominated by the First Vendor before Completion. The parties agree that the Purchaser may pay the portion of the Purchase Price to which the Second Vendor is entitled to the First Vendor, who shall hold such amount on behalf of the Second Vendor.

7.7       Discharge of Intra-Group Liabilities

          On Completion, immediately after payment of the Purchase Price, the Purchaser shall fund the Company so that the Company is able to discharge the debts created by the declaration of the dividend referred to in clause 4.4. Immediately following such funding, the parties shall procure that the Company pay that dividend, less any amount which the Company is required to withhold on account of the dividend not being fully franked.

7.8       Simultaneous completion

          Neither the Vendors nor the Purchaser need complete the sale of any Shares unless the sale of all the Shares is completed simultaneously. Neither Vendor is obliged to complete the sale of the Shares unless the Purchaser has performed, or is ready, willing and able to perform, its obligations under clause 7.7.

8.        Notice to Complete
--------------------------------------------------------------------------------

8.1       Notice by the Purchaser

          If any Vendor fails to satisfy its obligations under clause 5 on or before Completion, the Purchaser may give that Vendor a notice requiring it to satisfy those obligations within a period of 15 days from the date of receipt of the notice. If that Vendor fails to satisfy those obligations on the date specified in the Purchaser's notice, the Purchaser may, without affecting or limiting any other rights it might have, terminate this agreement.

8.2       Notice by the Vendor

          If the Purchaser fails to satisfy its obligations under clause 5 on or before Completion, any Vendor may give the Purchaser a notice requiring it to satisfy those obligations within a period of 15 days from the date of receipt of the notice. If the Purchaser fails to satisfy those obligations on the date specified in the Vendor's notice, that Vendor may, without affecting or limiting any other rights the Vendor might have, terminate this agreement.

9.        Post-Completion Payments
--------------------------------------------------------------------------------

9.1       Preparation of Completion Accounts

          (a) As soon as possible after Completion and in any event no later than 60 days after the Completion Date, the Purchaser must procure that draft

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               Completion Accounts (the Preliminary Completion Accounts) are
               prepared, audited by the Auditor and delivered to the Vendor.

          (b) The Preliminary Completion Accounts must be prepared in accordance with:

               . the accounting principles and practices that governed the preparation of the December Accounts; and

               . the accounting principles and practices that governed the preparation of the June Accounts,

               provided that in the case of any difference between the above principles and practices the accounting principles and practices which governed the preparation of the June Accounts shall prevail.

          (c) The Vendors have 14 days from the date they are provided with copies of the Preliminary Completion Accounts (the Review Period) to agree with or dispute the Preliminary Completion Accounts.

          (d) During the Review Period, the Purchaser must provide, and must ensure that the Company provides, the Vendors and their advisers with reasonable access to:

               (i) all documents and working papers which have been prepared, used or relied on in the preparation of the Preliminary Completion Accounts; and

               (ii)  the Auditor, its documents, working papers and personnel.

          (e) If the Vendors do not dispute the Preliminary Completion Accounts within the Review Period, then it will be deemed to have accepted the Preliminary Completion Accounts and the Preliminary Completion Accounts will be deemed to be the Completion Accounts for the purposes of this agreement.

          (f)  If the Vendors dispute the Preliminary Completion Accounts then:

               (i) the Vendor must give notice (the Dispute Notice) to the Purchaser within the Review Period that they dispute the Preliminary Completion Accounts; and

               (ii) the Vendor and the Purchaser must, in good faith and for a period of 14 days following the date upon which the Vendors give the dispute notice to the Purchaser, attempts to negotiate a resolution of the dispute.

               If the Purchaser and the Vendors agree upon a resolution of the dispute then the Preliminary Completion Accounts, as amended (if applicable) by agreement between the Purchaser and the Vendors, will be deemed to be the Completion Accounts for the purposes of this agreement.

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               (g)  If the dispute is not resolved during the time referred to in paragraph (f) above, the dispute will immediately be referred to the Expert for resolution. The Expert will act as an expert, not an arbitrator, in determining the dispute and his or her determination will be final and binding.

               (h)  Within 7 days of the referral to the Expert:

                    (i)   the Purchaser must provide to the Expert:

                          (A) the Preliminary Completion Accounts;

                          (B) the June Accounts and the December Accounts;

                          (C) access to all documents and working papers which
                              have been prepared, used or relied on in the preparation of the Preliminary Completion Accounts including, to the extent possible, access to the Auditor, its documents, working papers and personnel; and

                          (D) any submissions it wishes the Expert to consider;
                              and

                    (ii) the Vendors must provide to the Expert any submissions they wish the Expert to consider.

               (i) Without limitation to paragraph (h) above, the Purchaser and the Vendors will direct the Expert to make his or her determination as soon as is reasonably practicable and will give the Expert all reasonable assistance as appropriate or as requested by the Expert from time to time.

               (j) The Preliminary Completion Accounts, as amended (if applicable) in accordance with the Expert's determination, will be deemed to be the Completion Accounts for the purposes of this agreement.

9.2            Certain Principles adopted in Preparing Completion Accounts

               Subject to clause 9.1(b) (except in relation to clause 9.2(e)), each of the following principles and requirements is to be included in the Completion Accounts.

               (a) Redundant, obsolete, excessive and slow moving Inventories of the Company have been written off or written down to an amount which is not greater than their net realisable value in the ordinary and usual course of business.

               (b)  The basis of valuation for Inventories is:

                    (i) for stock-in-trade, the lower of net cost (including all rebates, discounts, allowances and any other recoveries) and net realisable value; and

                    (ii) for work-in-progress and finished goods, the lower of cost (including an appropriate share of fixed and variable overheads) and net realisable value.

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Share Acquisition Agreement                               Allen Allen & Hemsley
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          (c)  The rate of depreciation applied to each item of property, plant and equipment:

               (i) is to be applied consistent with the practice and policy applied over the last 3 previous accounting years of the Company; and

               (ii) is to be adequate to write down the value of each fixed asset to its net realisable value as at the end of its useful working life.

          (d) There are to be no actual liabilities or contingent liabilities of the Company (including all liabilities for entitlements of the employees of the Company and any contractual commitments requiring a provision for liability or expenditure) at the Completion Date other than those disclosed in the Completion Accounts. This paragraph (d) does not apply to any liability connected with the subject matter of the ACCC Indemnity.

          (e) No asset is to be given a higher valuation, either on its own or in combination with other assets, in the Completion Accounts than the value given to it in the December Accounts.

          (f) The assets of the Company which are reflected in the Completion Accounts must comprise all the material assets of the Company used in connection with or necessary for the continuing conduct of the Businesses of the Company as at Completion and, other than the assets reflected in the Completion Accounts, there are to be no other material assets current or non-current, tangible or intangible which form part of or are used in connection with the conduct of the Business of the Company as at Completion.

9.3       Treatment of dividend and Employee Stock Entitlements

          Notwithstanding any other provision of this clause:

          (a) neither the impact of the dividend to be declared and paid pursuant to clause 4.4 nor the liability of the Company to pay any withholding tax in relation to that dividend shall be taken into account in the preparation of the Completion Accounts; and

          (b) the Completion Accounts must make accrual for any Employee Stock Entitlement existing at Completion.

9.4       Payment of Net Asset Correction

          (a) If the Net Asset Correction is greater than zero, the Purchaser must pay that amount to the Vendors within 14 days of finalisation of the Completion Accounts, together with interest on such amount at the Bank Bill Rate from the Completion Date to the date of payment.

          (b) If the Net Asset Correction is less than zero, the Vendors must pay that amount to the Purchaser within 14 days of finalisation of the Completion

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               Accounts, together with interest on such amount at the Bank Bill
               Rate from the Completion Date to the date of payment.

9.5       Completion Date Intra-Group Debt

          (a) If the Completion Date Intra-Group Debt is greater than zero, the Purchaser must procure that the Company pays that amount to the Vendors within 14 days of finalisation of the Completion Accounts, together with interest on such amount at the Bank Bill Rate from the Completion Date to the date of payment.

          (b) If the Completion Date Intra-Group Debt is less than zero, the Vendors must pay that amount to the Company within 14 days of finalisation of the Completion Accounts, together with interest on such amount at the Bank Bill Rate from the Completion Date to the date of payment.

10.       Leases
--------------------------------------------------------------------------------

          The Purchaser must use, and the Vendors must procure that the Company uses, reasonable endeavours to obtain the consent of the relevant Third Parties, where required, to the assignment or deemed assignment of, or the change of control of the Company which is a party to, each Lease. Failure to obtain any such consent in respect of Leases which are not Material Contracts will not give the Purchaser any right to terminate this agreement.

11.       Warranties
--------------------------------------------------------------------------------

11.1      Warranties by the Vendor

          The First Vendor and the Second Vendor jointly and severally represent and warrant to the Purchaser in the terms set out in schedules 5 and 6.

11.2      Indemnity

          The First Vendor and the Second Vendor jointly and severally indemnify the Purchaser against any claim, loss, liability, cost or expense, direct or indirect, which the Purchaser or the Company pays or is liable for arising from:

          (a) a Warranty being false or misleading when made or regarded as having been made under this agreement;

          (b) a breach by either or both of First Vendor and Second Vendor of this agreement;

          (c)  the ACCC Dispute; or

          (d)  an Executive Termination Commitment.

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11.3     Effective dates

         Each Warranty is given both as at the date of this agreement and as at the Completion Date, except that where a Warranty is expressed to be made as at another date the Warranty is given with respect to that date only.

11.4     Disclosures

         Each Warranty is subject to any matter or transaction that:

         (a)   is specifically provided for or disclosed in this agreement;

         (b) is fairly and accurately described in schedule 7 to this agreement in relation to the Warranty;

         (c)   is fairly and accurately disclosed in the Data Room; or,

         (d) is fairly and accurately disclosed in the Stage 1 Due Diligence Information.

11.5     Purchaser's Acknowledgment

         The Purchaser acknowledges and agrees that:

         (a) it has had before the date of this agreement the opportunity to examine all information or material in the Data Room;

         (b) it has had before the date of this agreement the opportunity to interview senior management personnel of InterTAN Australia;

         (c) it has knowledge and experience in financial and business matters and in matters relating to the retail electronics industry in Australia and is capable of evaluating the merits associated with entering into and performing its obligations under this agreement, and that the Purchase Price reflects the Purchaser's assessment of the matters referred to in paragraphs (a) and (b) above, having had regard to its knowledge and experience referred to in paragraph (c) above.

11.6     No reliance

         The Purchaser acknowledges that:

         (a)   at no time has:

               (i) the Warrantor, or any person on the Warrantor's behalf, made or given; or

               (ii)  the Purchaser relied on,

               any representation, warranty, promise or forecast except those referred to in clause 11.1; and

          (b)  no other statements or representations:

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               (i)   have induced or influenced the Purchaser to enter into this agreement or agree to any or all of its terms;

               (ii) have been relied on in any way as being accurate by the Purchaser;

               (iii) have been warranted to the Purchaser as being true; or

               (iv) have been taken into account by the Purchaser as being important to the Purchaser's decision to enter into this agreement or agree to any or all of its terms.

11.7     Statutory Actions

         To the extent permitted by law, the Purchaser agrees not to make and waives any right it may have to make any claim against the Vendor or any of its officers, employees, agents or advisers under s995 of the Corporations Law, s52 of the Trade Practices Act 1974, s12DA of the Australian Securities and Investments Commission Act 1989 or s42 of the Fair Trading Act 1987 (NSW) or any corresponding or similar provision of any Australian State or Territory legislation for any statement or representation, whether in a Warranty or not, made concerning the Shares, the Company or the Business.

11.8     Notification of Warranty breach before Completion

         If on or before Completion the Purchaser becomes aware of any breach or potential breach of any Warranty, the Purchaser must:

          (a)  notify the Warrantor of this; and

          (b) allow the Warrantor a reasonable opportunity to remedy the breach or potential breach.

         Any failure by the Purchaser to comply with this clause 11.8 shall not prejudice or affect in any way affect the Purchaser's rights under this clause 11, including without limitation the Purchaser's rights under clause 11.2(a).

11.9     Dealing with Warranty breach after Completion

         If the Purchaser becomes aware after Completion of any circumstance which constitutes a breach of any Warranty, including (without limitation) a claim against a Company which if satisfied would result in a claim for breach of any Warranty, the Purchaser must do each of the following:

         (a) promptly give the Warrantor full details of the circumstances and any further related circumstances of which the Purchaser becomes aware;

         (b) take reasonable steps to mitigate any loss which may give rise to a claim against the Warrantor for breach of any Warranty; and

         (c) following written notice to the Purchaser give the Warrantor and its professional advisers reasonable access during business hours to:

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               (i)   the personnel and premises of the Purchaser or the Company;
                     and

               (ii) relevant documents and records within the power, possession or control of the Purchaser or the Company,

               to enable the Warrantor and its professional advisers to examine the circumstances documents and records and to take reasonable copies or photographs of them at their own expense.

11.10     Proceedings in respect of a claim

          Any claim by the Purchaser for a breach of any Warranty will (if not previously satisfied, settled or withdrawn) be taken to be waived or withdrawn and will be barred and unenforceable on the first anniversary of the date the claim is made unless proceedings in respect of the claim have been commenced against the Warrantor. Proceedings will not be taken to be commenced unless they have been both issued and served on the Warrantor.

11.11     Limitation on liability

          Despite any other provision of this agreement, each of the following applies.

          (a) (Maximum liability) Subject to paragraph (b) the maximum aggregate liability of the Vendors for any breach of this agreement is $12 million (with a maximum aggregate liability for all breaches of this agreement other than breaches of Tax Warranties of $8 million). If a claim for breach of a Tax Warranty is notified to the Vendors after 9 months from the Completion Date then the maximum liability of the Vendors for a breach of such Tax Warranty is $4 million.

          (b)  The limitations described in paragraph (a) do not apply to:

               (i) claims under the ACCC Indemnity, in respect of which the maximum aggregate liability of the Vendors shall be $500,000; or

               (ii)  a claim under clause 11.2(d); or

               (iii) a breach of the Warranties relating to Power and Authority
                     (paragraph 2 of schedule 5) or Title and Share Capital (paragraph 3 of schedule 5), in respect of which the maximum liability is limited to the Corrected Purchase Price; or

               (iv)  the Vendors' obligations to pay the Net Asset Correction;
                     or

               (v)   a claim under clause 4.4(c).

          (c) (Notice of claims) Subject to paragraph (d), the Vendors shall not have any liability in respect of any claim under the Warranties unless the Purchaser has notified the Vendor of the claim within 9 months after the Completion Date.

--------------------------------------------------------------------------------

Share Acquisition Agreement                               Allen Allen & Hemsley
--------------------------------------------------------------------------------


          (d) (Notice of Tax matters) The Vendor shall not have any liability in respect of any claim under a Tax Warranty unless the Purchaser has notified the Vendor of the claim within 24 months after the Completion Date.

          (e) (Credit) In the case of Warranties except for Tax Warranties if after the Vendor has made a payment to the Purchaser under a claim made under the Warranties, the Purchaser or the Company receives any benefit or credit by reason of the matters to which the payment relates then the Purchaser or Company, as the case may be, shall immediately repay to the Vendor a sum corresponding to the amount of the payment or (if less) the amount of the benefit or credit.

          (f) (Disclosures) The Vendor shall not be liable in respect of any matter or transaction by which a Warranty is qualified under clause 11.4.

          (g) (Thresholds) The Vendor shall not have any liability in respect of any proper claim under the Warranties unless:

               (i) the amount of the claim when aggregated with all other claims which arise from the same set of facts or circumstances is greater than $100,000; and,

               (ii) in the case of Warranties other than Tax Warranties when aggregated with the amount of any other claims properly made against the Vendor under this agreement, exceeds the sum of $500,000 in which event the Purchaser may recover the total amount of all claims properly made against the Vendor under this Agreement and is not limited to recovering amounts claimed over and above the $500,000 threshold.

          (h) (Change of law) The Warrantor will not be liable to the Purchaser for any claim under the Warranties:

               (i) where the claim is as a result of any legislation not in force at the date of this agreement, including legislation which takes effect retrospectively; or

               (ii) where the claim is as a result of or in respect of a change in the judicial interpretation of the law in any jurisdiction after the date of this agreement.

          (i) (Insurance) Where a claim for breach of a Warranty has been made, the Purchaser will reimburse the Vendors in respect of any claim made in respect of a breach of Warranty to the extent to which any amount in relation to the claim is recovered by the Company or Purchaser under the terms of an insurance policy.

--------------------------------------------------------------------------------

 Share Acquisition Agreement                               Allen Alen & Hemsley
--------------------------------------------------------------------------------

11.12    Reduction of Purchase Price

         Any monetary compensation received by the Purchaser as a result of any breach of any Warranty shall be in reduction and refund of the Purchase Price.


12.      Purchaser's Warranties
--------------------------------------------------------------------------------

12.1     Warranties

         The Purchaser represents and warrants to the Vendors that:

         (a) it is duly incorporated under the laws of the place of its incorporation;

         (b) it has the power and authority to execute and exchange this agreement and perform and observe all its terms;

         (c) this agreement has been duly executed by the Purchaser and is a legal, valid and binding agreement of the Purchaser enforceable against it in accordance with its terms;

         (d) the Purchaser is not bound by any contract which may restrict the Purchaser's right or ability to enter into or perform this agreement;

         (e) no resolutions have been passed nor has any other step been taken or legal proceedings been started or threatened against it for its winding up or dissolution or for the appointment of a liquidator, receiver, administrator, administrative receiver or similar officer over any or all of its assets, and no regulatory action of any nature has been taken, which would prevent, inhibit or otherwise have a material adverse effect on its ability to fulfil its obligations under this agreement.

12.2     Indemnity

         The Purchaser indemnifies the Vendors against any claim, loss, liability, cost or expense, direct or indirect, which the Vendors pay or are liable for arising from:
         (a) a warranty given under clause 12.1 being false or misleading when made or regarded as made under this agreement; or

         (b)  a breach by the Purchaser of this agreement.


13.      Restraint
--------------------------------------------------------------------------------

13.1     Protected Business

         The Vendors are selling the shares in InterTAN Australia, which conducts business as a radio, television and consumer electronics retailer, to the Purchaser. In this clause, the Protected Business is agreed to be the business carried on by InterTAN Australia as at the Completion Date.

-------------------------------------------------------------------------------

 Share Acquisition Agreement                              Allen Alen & Hemsley
--------------------------------------------------------------------------------

         The undertakings in this clause are given for the benefit of the Purchaser and any transferee of the Shares nominated by the Purchaser under this agreement.

         For the protection of the goodwill of the Protected Business, each Vendor gives the undertakings in this clause and agrees that such undertakings are reasonable for the protection of the goodwill of the business of the Protected Business. Each Vendor acknowledges that it has taken independent legal advice in relation to this clause and that any breach of any of its undertakings under this clause may not adequately be compensated by an award of damages and will entitle the Purchaser, in addition to any other remedies available at law or in equity, to seek an injunction to restrain the committing of any breach (or continuing breach).

13.2     Prohibited Persons

         The undertakings in this clause affect certain entities which are called Prohibited Persons. Entity means any person, body corporate, trust, partnership, joint venture or other entity of any description.

         Each of the Vendors is a Prohibited Person. Each Vendor also agrees that all entities which control it, are controlled by it or are under common control with it following Completion (including but not limited to the Vendor's Related Bodies Corporate and related entities) are Prohibited Persons and agrees to procure that those additional Prohibited Persons do not breach the undertakings in this clause.

         In this clause, control includes any control by the relevant entity, whether direct or indirect, whether by legally enforceable arrangements or otherwise and whether or not such control is subject to any condition or restraint.

13.3     Duration of restraint

         The undertakings in this clause are given for a period commencing from the Completion Date for:
         (a)  5 years;
         (b)  4 years;
         (c)  3 years;
         (d)  2 years; and
         (e)  1 year.

13.4     Geographic limitation

         An activity restrained by this clause is restrained if and only if it occurs within Australia or New Zealand.

-------------------------------------------------------------------------------

 Share Acquisition Agreement                               Allen Alen & Hemsley
--------------------------------------------------------------------------------

13.5     Restraint

         No Prohibited Person shall, directly or indirectly or through interposed entities, on any account, pretence or in any capacity including on its own account or in partnership or joint venture with any other person or as trustee or agent;

         (a)  carry on, or be concerned or engaged in;

         (b) in any way be interested in (whether as a lender, investor, shareholder, unitholder, beneficiary or otherwise); or

         (c) provide services in relation to (whether as an employee, consultant, advisor or otherwise);

         a Restrained Activity or carry out any preparatory steps in relation to any of the above.

13.6     Restrained Activity

         The following activities are Restrained Activities:

         (a) a business or activity of a type the same or substantially the same in any material respect as the Protected Business (or any part of it);

         (b) a business or activity of a type which is competitive, or potentially competitive, in any material respect with the Protected Business (or any part of it);

         (c) an attempt to hire any employee (or full time consultant) of the Protected Business or any hiring of any such person or otherwise obtaining the services of such a person whether as consultant, adviser or otherwise. For this purpose the employees and consultants of the Protected Business are its employees and consultants as at the date of this agreement.

13.7     Purchaser can assign benefit

         If the Purchaser sells InterTAN Australia or its business, or if InterTAN Australia sells its business, the Purchaser is entitled to assign the benefit of this clause to the purchaser under such a sale.

13.8     Exempted activities
         (a) Notwithstanding the undertakings given above and subject to paragraph (b), the parties agree that the following activities are exempt from the restrictions contained in this clause:

              (i) the hiring, attempting to hire or continuing to hire, any employee or consultant of the Protected Business, provided that the services provided by the employee are not provided in Australia or New Zealand;

--------------------------------------------------------------------------------

 Share Acquisition Agreement                               Allen Alen & Hemsley
--------------------------------------------------------------------------------

              (ii) dealing, or continuing to deal, with any supplier to the Protected Business, provided that the goods supplied by the supplier are not sold by a Vendor in Australia or New Zealand;

              (iii) selling consumer electronic goods via the Internet;

              (iv)  any activity approved in writing by the Purchaser.

         (b) Paragraph (a)(iii) does not apply to the Vendors or any entity controlled by either of them.

13.9     Consideration

         Each Vendor agrees that the consideration for the undertakings given by it in this clause is included in the purchase price for the Shares.

13.10    Restraints Independent

         Each of the restraints contained in this clause 13 constitutes and is to be construed as a separate, severable and independent provision from the other restraints (but cumulative in overall effect) as regards the Vendor and each Prohibited Person.

13.11    Severability

         Any provision of this clause 13 which is unenforceable or partially unenforceable is, where possible, to be severed to the extent necessary to make this clause enforceable.

14.      Notices
--------------------------------------------------------------------------------

         Any notice given under this agreement:
         (a) must be in writing addressed to the intended recipient at the address shown below or the address last notified by the intended recipient to the sender:



              the First Vendor
              InterTAN, Inc.
              Suite 904, The Royal Centre
              3300 Highway #7
              Concord  ONTARIO  L4K 4M3
              CANADA
              Attention:        Corporate Counsel
              Fax:              +1 905 760 9722

--------------------------------------------------------------------------------

 Share Acquisition Agreement                              Allen Alen & Hemsley
--------------------------------------------------------------------------------

              the Second Vendor
              c/o InterTAN, Inc.
              Suite 904, The Royal Centre
              3300 Highway #7
              Concord  ONTARIO  L4K 4M3
              CANADA
              Attention:        Corporate Counsel
              Fax:              +1 905 760 9722



              the Purchaser
              Dick Smith Electronics Holdings Pty Ltd
              Level 5, 540 George Street
              Sydney  NSW  2000
              AUSTRALIA
              Attention:        Company Secretary
              Fax:              +61 2 9323 1596

         (b)  must be signed by a person duly authorised by the sender; and

         (c) will be taken to have been given or made (in the case of delivery in person or by post or fax) when delivered, received or left at the above address, but if delivery or receipt occurs on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4pm (local time) it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in the place.

15.      Other Post Completion Obligations
--------------------------------------------------------------------------------

15.1     Maintenance of Minimum Net Assets

         The Vendors agree that they shall not at any time within 6 months following Completion, allow InterTAN Total Stockholders Equity to be less than US$20 million without having first procured the guarantee of the Vendors' obligations under this Agreement, in form and substance reasonably acceptable to the Purchaser and including a requirement that the guarantor must at all times fulfil the financial requirements that would otherwise apply in respect of InterTAN Total Stockholders Equity under this clause 15.1.

15.2     Notice

         The Vendor agrees that it shall give 15 Business Days written notice to the Purchaser of any transaction or proposed transaction that would result or be likely to result in InterTAN Total Stockholders Equity falling below the levels

--------------------------------------------------------------------------------

Share Acquisition Agreement                                 Allen Alen & Hemsley
--------------------------------------------------------------------------------

         required under clause 15.1 within 6 months of Completion or if there are outstanding claims by the Purchaser against the Vendors under this agreement.


16.      Non-Disclosure
--------------------------------------------------------------------------------

16.1     Confidentiality

         Subject to clause 16.3, each party shall keep the terms of this agreement confidential.

16.2     Purchaser's investigation

         Subject to clause 16.3, any confidential information obtained by the Purchaser from the Data Room or in the course of its investigation under clause 3 shall be kept confidential:
         (a)  until the Completion Date; and

         (b)  after the Completion Date, if Completion does not occur.

16.3     Exceptions

         A party may make any disclosures in relation to this agreement as, in its absolute discretion, it thinks necessary to:

         (a) its professional advisers, bankers, financial advisers and financiers, if those persons undertake to keep information disclosed confidential;

         (b) comply with any applicable law or requirement of any regulatory body (including any relevant stock exchange); or

         (c) any of its employees to whom it is necessary to disclose the information, on receipt of an undertaking from that employee to keep the information confidential.

16.4     Public announcements

         Except as required by applicable law or the requirements of any regulatory body (including any relevant stock exchange), no party shall issue or make a press release or other public announcement relating to this agreement or the transactions dealt with by this agreement without the consent of the other parties to the form, content and timing of the release or announcement, such consent not to be unreasonably withheld.

17.      Further Assurances
--------------------------------------------------------------------------------

         Each party shall take all steps, execute all documents and do everything reasonably required by it to give effect to any of the transactions contemplated by this agreement.

--------------------------------------------------------------------------------

18.      Entire Agreement
--------------------------------------------------------------------------------

         This agreement contains the entire agreement of the parties with respect to its subject matter. It constitutes the only conduct relied on by the parties (and supersedes all earlier conduct by the parties) with respect to its subject matter.

19.      Amendment
--------------------------------------------------------------------------------

         This agreement may be amended only by another agreement executed by all the parties.
20.      Assignment
--------------------------------------------------------------------------------

20.1     No Assignment

         Subject to clause 20.2, the rights and obligations of each party under this agreement are personal. They cannot be assigned, charged or otherwise dealt with, and no party shall attempt or purport to do so, without the prior written consent of all the parties.

20.2     Assignment of Purchaser's rights under clause 13

         The Purchaser may assign, novate or deal with any of its rights or obligations under clause 13 in accordance with clause 13.7.

21.      No Waiver
--------------------------------------------------------------------------------

         No failure to exercise and no delay in exercising any right, power or remedy under this agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

22.      No Merger
--------------------------------------------------------------------------------

         The rights and obligations of the parties will not merge on completion of any transaction under this agreement. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction.

23.      Stamp Duty and Costs
--------------------------------------------------------------------------------

         Each party shall bear its own costs arising out of the preparation of this agreement but the Purchaser shall bear any stamp duty (including fines and

--------------------------------------------------------------------------------

Share Acquisition Agreement                                 Allen Alen & Hemsley
--------------------------------------------------------------------------------

         penalties) chargeable on this agreement, on any instruments entered into under this agreement, and in respect of a transaction evidenced by this agreement. The Purchaser shall indemnify the Vendor on demand against any liability for that stamp duty (including fines and penalties).

24.      Governing Law
--------------------------------------------------------------------------------

         This agreement is governed by the laws of New South Wales. The parties submit to the non-exclusive jurisdiction of the courts exercising jurisdiction there.
--------------------------------------------------------------------------------

Share Acquisition Agreement                                 Allen Alen & Hemsley
--------------------------------------------------------------------------------

         EXECUTED in Sydney.

Each attorney executing this agreement states that he has no notice of revocation or suspension of his power of attorney.


SIGNED on behalf of                              )
InterTAN, Inc.                                   )
by its authorised officer                        )
                                                 )   /s/ James G. Gingerich
in the presence of:                              )
                                                     ---------------------------
                                                     Signature
/s/ Stuart A. Lawrance
--------------------------------------------------   James Gordon Gingerich
Witness                                              Executive Vice-President
                                                     and Chief Financial
                                     Officer

Stuart A. Lawrance
--------------------------------------------------
Print name




SIGNED on behalf of                              )
InterTAN Canada Ltd                              )
by its authorised officer                        )
                                                 )   /s/ James G. Gingerich
in the presence of:                              )
                                                     ---------------------------
                                                     Signature
/s/ Stuart A. Lawrance

--------------------------------------------------   James Gordon Gingerich
Witness                                              Vice-President


Stuart A. Lawrance
--------------------------------------------------
Print name

--------------------------------------------------------------------------------

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


Dick Smith Electronics Holdings Pty   )
Limited
Executed pursuant to s127(1) of the   )
Corporations Law                      )   /s/ R. K. S. Jeffs

/s/ Roger Corbett
---------------------------------------   --------------------------------------
Signature                                 Signature

Roger Corbett                             R.K.S. Jeffs
---------------------------------------   --------------------------------------
Print name                                Print name

Director                                  Company Secretary
---------------------------------------   --------------------------------------
Office held                               Office held


________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

Schedule 1

Part A

Information about the Vendors and the sale of the Shares
--------------------------------------------------------------------------------

InterTAN, Inc.
(a)   Place of incorporation                Delaware, United States of America

(b)   Address                               Suite 904, The Royal Centre, 3300
                                            Highway #7, Concord, Ontario, Canada
(c)   Class and number of the Shares owned


      --------------------------------------------------------------------------

      Company              Class      No. of Shares          Apportionment of
                                                             Purchase Price
      --------------------------------------------------------------------------

      InterTAN Australia   Ordinary   12,200,000             Balance of the
                                                             Purchase Price
      --------------------------------------------------------------------------


InterTAN Canada Inc.


Place of incorporation                             British Columbia

Address                                            3000 Royal Centre, 1055 West

                                                   Georgia Street, Vancouver,

                                                   British Columbia, Canada

Class and number of the Shares owned


      --------------------------------------------------------------------------

      Company              Class      No. of Shares          Apportionment of
                                                             Purchase Price
      --------------------------------------------------------------------------

      InterTAN Australia   A Class    10,735,562             $10,735,562
                           Redeemable
                           Preference
      --------------------------------------------------------------------------



________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


Corporate Structure



________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


Part B

Information about the Company
--------------------------------------------------------------------------------
(a)    Issued capital                 12,200,000 ordinary shares each fully paid

                                      10,735,562 A Class Redeemable Preference
                                      Shares each fully paid.


(b)    Registered holders of shares and class and number of shares held


       -------------------------------------------------------------------------
       Registered holder              Class                       No. of shares
       -------------------------------------------------------------------------
       Vendor                         Ordinary                       12,199,996
       -------------------------------------------------------------------------
       John Martin Winstanley         Ordinary                                1
       -------------------------------------------------------------------------
       Douglas Charles Saunders       Ordinary                                1
       -------------------------------------------------------------------------
       James Gordon Gingerich         Ordinary                                1
       -------------------------------------------------------------------------
       Brian Edward Levy              Ordinary                                1
       -------------------------------------------------------------------------
       InterTAN Canada Ltd            A Class Redeemable             10,735,562
                                      Preference
       -------------------------------------------------------------------------


(c)    Beneficial owners of shares and number of shares owned


       -------------------------------------------------------------------------
       Beneficial owner               Class                       No. of shares
       -------------------------------------------------------------------------
       Vendor                         Ordinary                       12,200,000
       -------------------------------------------------------------------------
       InterTAN Canada Ltd            A Class Redeemable             10,735,562
                                      Preference
       -------------------------------------------------------------------------


(d)    Place of incorporation         New South Wales


(e)    Registered office              91 Kurrajong Avenue Mount
                                      Druitt, New South Wales


(f)    Place(s) where Company
       is registered or authorised
       to do business outside         New Zealand
       Australia


(g)    Nature of business             Radio, television and consumer
                                      electronics retailer.


________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

(h)    Officers                       John Martin Winstanley - Director and
                                      Secretary

                                      Lynette Margaret Whiteside - Director

                                      Douglas Charles Saunders - Director

                                      Brian Edward Levy - Director

                                      James Gordon Gingerich - Director



________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


Schedule 2

Intellectual Property
--------------------------------------------------------------------------------


                                 A. Trade marks

The table on the following pages is a list of the trade marks used by the Company. The columns of the table describe: the trade mark; the jurisdiction in which it is registered; the trade mark number and class; a description of the class; and, the status of the trade mark.


________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


                                B. Business names


--------------------------------------------------------------------------------

Business Name            Registered   Registration   Expiry Date    State /
                         Proprietor       Number                  Territory
--------------------------------------------------------------------------------

  Tandy Electronics       InterTAN       L7473614    14/08/2002      NSW
                     Australia Limited
--------------------------------------------------------------------------------

  Tandy Electronics       InterTAN       8228757Y    21/09/2003      WA
                     Australia Limited
--------------------------------------------------------------------------------

  Tandy Electronics       InterTAN      F00012421    02/06/2001     ACT
                     Australia Limited
--------------------------------------------------------------------------------

  Tandy Electronics       InterTAN       0401084Z    16/06/2001     VIC
                     Australia Limited
--------------------------------------------------------------------------------

  Tandy Electronics       InterTAN      BN2832483    14/03/2001     QLD
                     Australia Limited
--------------------------------------------------------------------------------

  Tandy Electronics       InterTAN     BN00869107    26/03/2004      NT
                     Australia Limited
--------------------------------------------------------------------------------

  Tandy Electronics       InterTAN     BN03878594    29/03/2004      SA
                     Australia Limited
--------------------------------------------------------------------------------

  Tandy Electronics       InterTAN         53522A     DEREGISTE     TAS
                     Australia Limited                      RED
--------------------------------------------------------------------------------

     Radio Shack          InterTAN       L7474023    14/08/2002     NSW
                     Australia Limited
--------------------------------------------------------------------------------

     Radio Shack          InterTAN       0023464X    19/10/2002      WA
                     Australia Limited
--------------------------------------------------------------------------------





________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


                                  B. Business

--------------------------------------------------------------------------------
     Radio Shack          InterTAN         32834B    11/01/2004     TAS
                     Australia Limited
--------------------------------------------------------------------------------

     Radio Shack          InterTAN       0575602E    18/05/2001     VIC
                     Australia Limited
--------------------------------------------------------------------------------

     Radio Shack          InterTAN      BN3758400    11/08/2001     QLD
                     Australia Limited
--------------------------------------------------------------------------------

     Radio Shack          InterTAN      F00012422    02/06/2001     ACT
                     Australia Limited
--------------------------------------------------------------------------------

     Radio Shack          InterTAN     BN00869132    26/03/2004      NT
                     Australia Limited
--------------------------------------------------------------------------------

     Radio Shack          InterTAN       0271677K   Business Name    SA
                     Australia Limited                Removed
--------------------------------------------------------------------------------

 Tandy Protection       InterTAN         H6871229    28/08/2001     NSW
     Services        Australia Limited
--------------------------------------------------------------------------------




________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


Schedule 3

Freehold Property
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Registered proprietor    Title reference    Brief description
--------------------------------------------------------------------------------
InterTAN Australia Ltd      22/250206       The site is known as 91 Kurrajong
                                            Road, Mount Druitt, New South
                                            Wales.  It comprises an area of
                                            approximately 4.551 hectares and
                                            has a warehouse and an office
                                            building built upon it.






________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


Schedule 4

Power of attorney
--------------------------------------------------------------------------------



DEED POLL dated                                                     2001   by:

[*] [(ACN [*]) ]incorporated in [*] of [*] (the Principal)


RECITES that the Principal has transferred to Dick Smith Electronics Holdings Pty Ltd (ABN 51 001 456 720) (the Purchaser) the full beneficial interest in [*] [class] shares each fully paid (the Shares) in [*] (the Company) of which the Principal is the registered holder.



APPOINTS
1.       Appointment and authority

         The Principal appoints each of the directors for the time being of the Purchaser (each an Attorney) severally as the attorney of the Principal with authority to exercise all rights attaching to the Shares including, without limitation, the rights to:

         (a) receive notices of and attend and vote at all meetings of the members of the Company;

         (b) consent to short notice and execute all instruments of proxy or other documents for the purpose of enabling the Purchaser to attend and vote at any such meeting; and

         (c) appoint and remove directors and alternate directors of the Company,

         in every case as if the Purchaser were the registered holder of the Shares.

2.       Ratification

         The Principal will ratify everything done or caused to be done by an attorney under this Power of Attorney.

3.       Term

         This Power of Attorney shall terminate on the registration of the Purchaser as the holder of the Shares. It is given in consideration of the Purchaser purchasing the Shares and may not be revoked by the Principal.

EXECUTED and delivered as a deed in [*].



________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

Each attorney executing this Deed states that he has no notice of revocation or suspension of his power of attorney.

[*]



________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


Schedule 5


1.       General warranties
--------------------------------------------------------------------------------
1.1      Schedules

         The information set out in each of the following schedules is complete and accurate in all material respects:

         (a)      Schedule 1;

         (b)      Schedule 2;

         (c)      Schedule 3; and

         (d)      Schedule 8.

1.2      Data Room

         As at the date of this agreement, the Vendors are not aware of any information in the Data Room which is inaccurate or misleading whether by inclusion of misleading or inaccurate information or omission of material information or both (at the date at which such information is expressed to be given) and which if inaccurate or misleading would have a material adverse impact on the Company.

1.3      Material Information

         The Vendors have not knowingly withheld any information from the Purchaser concerning the Shares or the Company which is material to be known to a buyer of the Shares or Company.

1.4      Conduct and Ownership of Business

         The Company is the only company which carries on the Business and owns absolutely all of the assets (including the Freehold Property) and the benefit of all of the contracts for the Business.

2.       Power and Authority
--------------------------------------------------------------------------------

2.1      Incorporation and power

         Each of the Vendors is a body corporate duly incorporated under the laws of its jurisdiction of incorporation. The Company is a body corporate duly incorporated under the laws of New South Wales.


________________________________________________________________________________

Share Acquisition Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

2.2      Power and authority

         Each Vendor has the power and authority to execute and exchange this agreement and perform and observe all its terms. This agreement has been duly executed by each Vendor and is a legal, valid and binding agreement of each Vendor enforceable against it in accordance with its terms.

2.3      No restriction on the Vendor or Company

         Neither each Vendor nor the Company is bound by any contract which may restrict the right or ability of each Vendor to enter into or perform this agreement.


3.       Title and Share Capital
--------------------------------------------------------------------------------

3.1      Title

         As at the date of this agreement:

         . each Vendor is the beneficial owner of and registered, or entitled to be registered, as the holder of the Shares specified opposite its name in part A of schedule 1; and

         .    the Shares are free and clear of any Encumbrance.

         On Completion, the Purchaser will acquire the full beneficial ownership of the Shares free and clear of any Encumbrance or claim of any person.

3.2      Shares

         The Shares are all the issued shares in the capital of the Company. The Shares have been validly allotted and issued and are fully paid and no moneys are owing in respect of them.

3.3      Call options

         No person has any right to call for the present or future issue or transfer of any share, stock or debenture in or of the Company.

3.4      No Subsidiaries

         The Company:

         . is not the holder or beneficial owner of any shares, other than the Narta Shares, or other capital in any body corporate (wherever incorporated); and

         . is not a member of any partnership or other unincorporated association.





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3.5      No Pre-emptive Rights

         None of the Shares have been issued in violation of any pre-emptive or similar rights of any person or of the terms of any agreement by which the Company or the Vendor are bound.


4.       Solvency
--------------------------------------------------------------------------------

4.1      Solvency

         None of the following has occurred and is subsisting, or is threatened, in relation to a Vendor or the Company.

         (a)   The appointment of an administrator.

         (b) An application or an order made, proceedings commenced, a resolution passed or proposed in a notice of meeting or other steps taken for:

               (i) the winding up, dissolution, or administration of a Vendor or the Company, or

               (ii) a Vendor or the Company entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them.

         (c)   A Vendor or the Company:

               (i) being (or taken to be under applicable legislation) unable to pay its debts, other than as the result of a failure to pay a debt or claim the subject of a good faith dispute; or

               (ii) stopping or suspending, or threatening to stop or suspend, payment of all or a class of its debts.

         (d) The appointment of a receiver, receiver and manager, administrative receiver or similar officer to any of the assets and undertakings of a Vendor or the Company.

4.2      Claim Against Asset

         No asset in which the Company or Vendors have an interest is, or, so far as Vendors are aware, may in the future be, liable to a claim by a trustee in bankruptcy or liquidator of the Company or Vendors or any predecessor in title.

5.       Accounts
--------------------------------------------------------------------------------

5.1      Accounts

         The December Accounts and the Completion Accounts:


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Share Acquisition Agreement                            Allen Allen & Hemsley
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         (a)    have been (or will be) prepared in accordance with the
                accounting policies described in the December Accounts and the Completion Accounts (as the case may be), other mandatory professional reporting requirements, the Corporations Law and the accounting policies used in the preparation and finalisation of the June Accounts;

         (b) show a true and fair view of the assets and liabilities and of the state of affairs and financial position of the Company as at and up to the Balance Date or the Completion Date as the case may be;

         (c) are not affected by any abnormal or extraordinary item, except as expressly disclosed in the December Accounts;

         (d) include reserves and provisions for taxation that are sufficient to cover all Tax liabilities of each Company in respect of all periods up to the Balance Date or the Completion Date, as the case may be.

5.2      Financing

         The Company is not engaged in financing of a type which is not required to be shown or reflected in its December Accounts.

5.3      Assets

         Each of the following is reflected in the December Accounts or the Completion Accounts, as the case may be.

         (a) Redundant, obsolete, excessive and slow moving inventories of the Company have been written off or written down to an amount which is not greater than their net realisable value in the ordinary and usual course of business.

         (b) The basis of valuation for Inventories is (except to the extent otherwise expressed in the accounting principles set out in the December Accounts or the Completion Accounts, as the case may
                be):

                (i) for stock-in-trade, the lower of net cost (including all rebates, discounts, allowances and any other recoveries) and net realisable value; and

                (ii) for work-in-progress and finished goods, the lower of cost
                     (including an appropriate share of fixed and variable overheads) and net realisable value;

                and has remained substantially the same in respect of the commencement and end of each of the last 3 accounting years of the Company.

         (c) The rate of depreciation applied to each item of property, plant and equipment:

                (i) has been consistently applied over the last 3 previous accounting years of the Company;

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                (ii) is considered adequate to write down the value of each fixed asset to its net realisable value as at the end of its useful working life.

5.4      Liabilities at Balance Date

         There are no actual liabilities or contingent liabilities which, as at the Balance Date are probable contingent liabilities of the Company (including all liabilities for entitlements of the employees of the Company and any contractual commitments requiring a provision for liability or expenditure) at the Balance Date other than those disclosed in the December Accounts.

5.5      Liabilities at Completion Date

         There are no actual liabilities or contingent liabilities, as at the Completion Date, of the Company (including all liabilities for entitlements of the employees of the Company and any contractual commitments requiring a provision for liability or expenditure) at the Completion Date other than those disclosed in the Completion Accounts.


6.       Post Balance Date Events
--------------------------------------------------------------------------------

         Since 31 December 2000 each of the following has occurred.

6.1      Capital Expenditure

         The Company has not made any capital expenditure, other than as referred to in the December Accounts or the Completion Accounts.

6.2      No material adverse change

         As at the date of this Agreement there has been no material adverse change in the financial condition of the Company.

6.3      Contracts

         No contract has been entered into, terminated or has expired which could reasonably be expected to have a material adverse effect on the profitability of the Company or the Business.

6.4      Notice of termination

         The Company has not received any notice or threat of termination of a contract which could reasonably be expected to have a material adverse effect on the profitability of the Company or the Business.

6.5      No material default

         The Company has not defaulted in paying any creditor by more than 60 days after the date due for payment in respect of debts, except in relation to any good faith disputes.


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6.6      Dividends

         The Company has not declared, paid or made any dividend or other distribution (except as provided in clause 4.4).

7.       Powers Of Attorney
--------------------------------------------------------------------------------

         There is no power of attorney or other authority in force by which a person is able to bind the Company other than normal authorities under which officers or employees of the Company may carry out the Company's business in the ordinary course.

8.       Finder's Fees
--------------------------------------------------------------------------------

         Neither the Vendor nor the Company has taken any action under which any person is or will be entitled to receive from the Purchaser or the Company any finder's fee, brokerage or other commission in connection with the acquisition of the Shares.

9.       Assets
--------------------------------------------------------------------------------

9.1      Assets

         The assets of the Company which are used by the Company to carry on the Business at Completion are at Completion sufficient to enable the Company to carry on the Business in the same manner as the Business was carried on at the date of this Agreement;

9.2      Title to Assets

         The assets used in the business of the Company and any other asset of the Company are:

         (a)  fully paid for;

         (b)  in the possession of the Company; and

         (c)  used solely by the Company.

9.3      Security Interests

         No Encumbrance or other third party interests or rights exist over any of the assets of the Company.


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Share Acquisition Agreement                            Allen Allen & Hemsley
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10.      Insurance
--------------------------------------------------------------------------------
10.1     Disclosure

         The Data Room contains accurate particulars of all insurance policies taken out by or for the benefit of the Company in respect of the Company or the Business, each of which will be in full force and effect up to and including the Completion Date.

10.2     Currency

         Each insurance policy held by the Company in respect of the Company or the Business is currently in full force and effect and all applicable premiums have been paid. No policy is subject to special or unusual terms or restrictions or to the payment of premiums exceeding the normal commercial premium applying to policies of the same kind. Nothing has been done or omitted to be done which would make any policy of insurance void or voidable or which would permit an insurer to cancel the policy or refuse or reduce a claim or materially increase the premiums payable under the policies.

11.      Litigation and compliance with legislation
--------------------------------------------------------------------------------

11.1     No contravention of legislation

         The Company has not committed or omitted to do any act or thing the commission or omission of which is in contravention of any legislation in any material respect.

11.2     Disputes

         The Company is not engaged in any prosecution, litigation, arbitration proceedings or administrative or governmental investigation or challenge as plaintiff, defendant, third party or in any other capacity, in relation to the Company or the Business. There are no such matters pending, threatened or unresolved in respect of which verbal or written communication has been given or received by or against the Company or the Vendor and there are no disputes, or facts of which the Company or the Vendor is aware, which may or might give rise to any such matters, in relation to the Company or the Business.

11.3     Trade practices

         The Company is not a party to any contract which is in breach of any applicable restrictive trade practices legislation.

11.4     Authorisations

         The Company holds all Authorisations needed to conduct the Business and has not breached any such Authorisation.




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Share Acquisition Agreement                            Allen Allen & Hemsley
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12.      Intellectual Property
--------------------------------------------------------------------------------

12.1     Intellectual Property Complete

         The Company does not own, use or require in the conduct of the Business the use of any copyright, patent, trade mark, service mark, design, business name, domain name, trade secret, confidential information or other intellectual or industrial property rights, except for the Intellectual Property.

12.2     No infringements

         As far as the Vendors are aware having made due inquiry, no right, title or interest in the Intellectual Property is:

         (a) at present being infringed or under threat of infringement or subject to a claim of invalidity; or

         (b)  subject to any licence in favour of, or used by, any third party.

         The conduct of the Business by the Company does not infringe the confidential information or intellectual or industrial property rights of any other party, nor has the Company been notified of a claim of such infringement.

12.3     Registration

         Each of the items of Intellectual Property, in so far as it:

         (a)  is capable of registration by the Company; and

         (b) would be registered by a prudent operator of a business of the kind conducted by the Company;

         has been registered by it and each registration is valid and in full force and effect. No person has sought or threatened to seek the cancellation of any such registration.


13.      Taxation
--------------------------------------------------------------------------------

13.1     Accounts

         The December Accounts and the Completion Accounts contain provisions adequate to cover Taxes for or in respect of the Company for all periods up to the Balance Date and the Completion Date as the case may be. No additional or other Taxes are or will be payable (whether on, before or after Completion) by the Company in respect of any of those periods.

13.2     Tax since the Balance Date

         Since the Balance Date, no additional liability for Tax has accrued to the Company otherwise than as a result of trading activities in the ordinary course of business.




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         Since the Balance Date, the Company has not become liable to pay any additional taxes, interest, penalty, charge, fee or other like amount imposed or made on or in respect of the failure to file a return in respect of or to pay any Taxes.

13.3     Deductions

         The Company has deducted all Tax required to be deducted from any payments made by it. When necessary, the Company has accounted for and paid that Tax in accordance with applicable laws.

13.4     Payment of tax

         All Taxes which have been or are deemed to have been assessed or imposed on the Company, or have been required to be withheld from any payment made by the Company to another person:

         (a) which are due and payable, have been paid by the final due date for payment by the Company; and

         (b) which are not yet payable but become payable before Completion, shall be paid by the due date.

         The Company has not entered into any agreement or arrangement which extends the period for assessment or payment of taxes.

13.5     No disallowance

         Nothing has occurred in respect of the Company which will cause the disallowance for income tax purposes of either the carry forward of losses as at the Balance Date or the deduction of losses incurred since the Balance Date, up to and including the Completion Date other than as a result of a transfer of the Shares under this agreement.

13.6     Applications

         All particulars given to any Public Authority in connection with or affecting any application for any ruling, consent or clearance on behalf of the Company fully and accurately disclosed all facts and circumstances material for the decision of the Public Authority. Each ruling, consent or clearance is valid and effective. Each transaction for which that ruling, consent or clearance has previously been obtained has been carried into effect in accordance with the terms of the relevant application, ruling, consent or clearance.

13.7     Taxation (Unpaid Company Tax) Assessment Act

         The Company has not done anything which has or would give rise to any liability to taxation under the Taxation (Unpaid Company Tax) Assessment Act 1982 (Cth), whether or not liability has been discharged.




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13.8     Proper returns filed and no investigations

         All necessary information, notices, computations and returns which are due for lodgement have:

         (a) been properly and duly submitted by the Company to each relevant Public Authority in respect of Taxes for or in respect of the Company for all periods up to the date of this agreement and each deduction, rebate or credit claimed in each Tax return has been properly claimed and is duly allowable; and

         (b) will continue to be submitted in respect of periods after the date of this agreement until the Completion Date in respect of those later periods,

         and all such information, notices, computations and returns are complete and accurate.

         There is no unresolved correspondence or dispute with any Public Authority. Neither the Commissioner of Taxation nor any other fiscal authority has at any time carried out, or is at present conducting, any investigation (including a tax audit) into all or any part of the business or affairs of the Company. The Warrantor knows of no reason why any such investigation may be initiated.

13.9     Franking

         The Company:

         (a) maintains and has retained for the period required by law, accurate records of franking credits and franking debits (as defined in the 1936 Act) in respect of its current and earlier accounting periods;

         (b) has franked to the required amount any dividend paid since the Balance Date; and

         (c) has not franked any dividend paid since the Balance Date to the extent that a franking deficit has or will arise at the end of the current or any succeeding franking year.

13.10    Records

         The Company maintains and has retained for the period required by law all records required to be kept under the 1936 Act and the 1997 Act or any applicable foreign Tax law.

13.11    Dividend Tax Liabilities

         The payment of any dividend or distribution by the Company prior to the Balance Date and Completion Date will not give rise to a Tax liability for the Company under any applicable foreign or Australian Tax law, other than as disclosed in the December Accounts and the Completion Accounts as the case may be.




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 Share Acquisition Agreement                             Allen Allen & Hemsley
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 13.12   Share capital accounts

         On the Completion Date the Company's share capital account will not be tainted within the meaning of section 160ARDM of the 1936 Act. For the purposes of any applicable foreign Tax law, nothing has occurred prior to the Balance Date or between the Balance Date and the Completion Date that would result in any distribution of capital by the Company or an amount paid by the Company in respect of a cancellation of issued shares, reduction of capital or share buy-back, which would otherwise be treated as a distribution of share capital, instead being treated as if it were the payment of a dividend.

 13.13   Stamp duty

         All stamp duty and other similar tax payable in respect of every contract or transaction to which the Company is or has been a party, or by which the Company derives, have derived or will derive a substantial benefit, have been duly paid. No contract is unstamped or insufficiently stamped. The Company has not obtained relief from the payment of stamp duty during the last three years or in respect of Western Australia or Queensland during the last five years.

 13.14   CGT rollovers

         For the purposes of any applicable foreign Tax law, the transfer of shares under this Agreement will not cause any Tax liability to arise to the Company other than as disclosed in the Completion Accounts. No capital gain will arise to the Company under section 104-175 of the 1997 Act as a result of the transfer of shares under this Agreement.

 13.15   Depreciation

         The rate of depreciation applied to each item of property, plant and equipment for the purposes of the Vendors' or the Company's Tax returns has been in accordance with allowable and applicable taxation rates permitted by the Commissioner of Taxation.

 13.16   Tax losses

         Nothing has occurred in respect of the Company which will cause the disallowance for income tax purposes of the carried forward losses as at the Balance Date, the deduction of losses incurred since the Balance Date up to the Completion Date or the availability of capital losses up to and after the Balance Date through to the Completion Date other than as a result of the transfer of shares under this Agreement.

 13.17   Performance of Agreement

         No liability for Tax (including stamp duty) will arise before, on or after Completion as a consequence the Company or the Vendors having obtained relief from Tax (whether by way of deferred capital gains tax or stamp duty relief


--------------------------------------------------------------------------------

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 Share Acquisition Agreement                             Allen Allen & Hemsley
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         or otherwise) which has nor will become payable by the Company or the
         Purchaser as a consequence or entering into or performing this agreement.

 14.     Real Property
--------------------------------------------------------------------------------

 14.1    Real Property

         The Real Property comprises all the freehold and leasehold land and premises owned, used or occupied by the Company.

 14.2    Occupation

         The Company has exclusive occupation and quiet enjoyment of the Real Property.

 14.3    Title

         The Company is the legal and beneficial owner, and registered proprietor, of the Freehold Property specified against its name in schedule 3. It has good and marketable title to the Freehold Property free of any Encumbrance. The Freehold Property and the title deeds to the Freehold Property are not subject to any Encumbrance or any lease or agreement for lease.

 14.4    Default

         The Company has not received written notice of any material breach of any property lease to which the Company is a party and has duly performed and complied in all material respects with such property leases.

 14.5    Buildings

         All buildings or other erections included in the Freehold Property are in such condition and state of repair as to be substantially fit for the purpose for which they are presently used.

 14.6    Environmental

         There are no matters affecting the Freehold Property which will or might create a liability under an Environmental Requirement.

 15.     Employees
--------------------------------------------------------------------------------

 15.1    Compliance with law

         The Company has, in relation to each employee as at the Balance Date and the Completion Date complied in all material respects with all legislation, collective agreements, orders, awards and codes of conduct and practice relevant to

--------------------------------------------------------------------------------

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 Share Acquisition Agreement                             Allen Allen & Hemsley
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         conditions of service and to the relations between it and its employees and any trade union.

 15.2    Redundancies

         The sale of the Shares under this agreement will not:

         (a) directly cause any employee referred to in paragraph 15.1, to become redundant; or

         (b) entitle any such employee to be paid a payment in the nature of a redundancy payment (other than payments to John Winstanley, Lyn Whiteside, Chris Avery, Mike Pedual, Bryan Ford and Robert Davis in accordance with the terms of their written contract of service, copies of which contracts have been placed in the Data Room) or any additional remuneration, bonus or incentive fee.

 15.3    Industrial disputes

         The Company is not involved in, and to the best of the Warrantor's knowledge and belief there are no other present circumstances which are likely to give rise to, any industrial or trade dispute or any dispute or negotiation regarding a claim of material importance with any trade union or association of trade unions or organisation or body of employees.

 15.4    Change of control

         The Company will not be obliged to pay any additional remuneration, bonus or incentive fee by reason of a change of control of the Company or the sale of the Shares.

 15.5    Redundancy payments

         As at the Balance Date there are no payments due by the Company in connection with the redundancy of any employee.

 16.     Material contracts
--------------------------------------------------------------------------------

 16.1    No default

         No party to any Material Contract has been notified that it:

         (a)  is in default; or

         (b) but for the requirements of notice or lapse of time or both, would be in default and the default could be reasonably expected to have a material adverse effect on its business, assets or financial condition.

--------------------------------------------------------------------------------

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 Share Acquisition Agreement                             Allen Allen & Hemsley
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 17.     Records and Corporate Matters
--------------------------------------------------------------------------------

 17.1    Books and records

         All books, ledgers, financial records and all other records of the
         Company:

         (a) have been fully and properly maintained, contain complete and accurate records of all matters required to be entered in them by any relevant legislation;

         (b) do not contain or reflect any material inaccuracies or discrepancies;

         (c)  are in the possession and unqualified control of the Company;  and

         (d) for employee records, contain adequate records regarding the service of each of its employees.

 17.2    Filings

         All documents required to be filed with the Australian Securities and Investments Commission (or equivalent predecessor body) under any relevant legislation have been duly filed.











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 Share Acquisition Agreement                             Allen Allen & Hemsley
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 Schedule 6

 Superannuation warranties


 1.      Superannuation and other benefits funds
--------------------------------------------------------------------------------

 1.1     No Agreements

         The Company is not a party to any agreement with any union or industrial organisation in respect of superannuation benefits for its employees.

 1.2     Company's Fund

         The following applies with respect to the Company's Fund:

         (a) contributions are paid to the fund at intervals not less than monthly and, otherwise than in the ordinary course of administration, there are no outstanding and unpaid contributions on the part of the Company;

         (b) contributions to the fund satisfy the Company's obligations to make superannuation contributions under relevant industrial agreements, awards and legislation;

         (c) otherwise than in the ordinary course of administration, there are no outstanding and unpaid benefits currently due to the fund in respect of the Company's employees and officers;

         (d) to the best of the Vendor's knowledge and belief, no director, employee or sub-contractor who is a member of the fund has any right or entitlement to have any benefit under the fund augmented, increased or accelerated by reason of this agreement or by reason of any other arrangement, agreement or understanding;

         (e) a list of the names of all employees and officers of the Company who are members of the fund has been supplied to the Purchaser and all of those persons named are directors, employees or sub-contractors of the Company;

         (f) no undertaking or assurance has been given to directors, employees or sub-contractors of the Company as to the continuance, introduction, increase or improvement of any benefits under the fund.

 1.3     Industry Funds

         The following applies with respect to the Industry Funds:

--------------------------------------------------------------------------------
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         (a)      otherwise than in the ordinary course of administration there are no outstanding and unpaid contributions to the Industry Funds on the part of the Company;

         (b) contributions to the Industry Funds satisfy the Company's obligations to make superannuation contributions under relevant industrial agreements and awards.

 1.4     Other Funds

         Otherwise than in the ordinary course of administration, there are no outstanding and unpaid contributions to the Other Funds on the part of the Company.

 1.5     Superannuation guarantee charge

         The Company will not be liable to pay the superannuation guarantee charge in respect of any of its directors employees or sub-contractors for any contribution period (as defined in the Superannuation Guarantee (Administration) Act 1992) up to Completion.


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 Share Acquisition Agreement                             Allen Allen & Hemsley
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 Schedule 7

 Interpretation of Disclosures
--------------------------------------------------------------------------------
 The following provisions shall apply in addition to clause 1 of this agreement to the interpretation of this schedule 7.

 1. Nothing contained in this schedule shall be taken to increase the scope of any of the Warranties or to increase the liability of the Warrantor under the agreement.

 2. Each disclosure made in this schedule is to be taken to apply to each Warranty. Accordingly, the Warranties are made and given subject to the disclosures and the disclosures shall apply to all the Warranties and a disclosure shall not be limited in any way to any Warranty.

 3. No admission is made that any matters disclosed in this schedule are required to be disclosed.

 Disclosures
--------------------------------------------------------------------------------
 The following matters are disclosed to the Purchaser.


 1.      Insurance
--------------------------------------------------------------------------------
 1. The Company's current insurance coverage will not cover a claim made after Completion in respect of an event occurring before Completion.


 2.      Litigation and compliance with legislation, Disputes
--------------------------------------------------------------------------------
 1. The Company was concerned about certain packaging of Eveready batteries and their similarity to the Tandy brand packaging and get up. The Company sent a warning letter to Energizer Australia Pty Limited in January 2001 in relation to concerns about the packaging of certain Eveready batteries and their similarity to the Tandy brand packaging. The Company did not pursue the matter. The Company's solicitors received, on 15 March 2001, a letter from Gilbert & Tobin advising that their client, Energizer Australia Pty Limited, would respond to the warning letter.

 2. The Company instructed its solicitors, on 6 November 2000, to commence proceedings against Addhigh Pty Ltd for $15,071.38 for the supply of goods delivered and supplied between 26 November 2000 and 3 April 2000. Addhigh Pty Ltd has now returned the goods to the warehouse.

 3. The Company instructed its solicitors, on 27 October 2000, to issue a Statement of Liquidated Claim against John Wescott and Sons Pty Ltd for $103,873.30 on

--------------------------------------------------------------------------------
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         account of goods delivered and supplied. The Statement
         of Liquidated Claim was filed in the District Court on 18 December
         2000.

 4. The Company is a respondent in a complaint before the NSW Administrative Decisions Tribunal. The complainant, a former employee Neridah Findlayson, is seeking damages for alleged sexual harassment. The claim is being defended. The Complainant has proposed settlement for $11,985 inclusive of costs. The offer has been rejected.

 3.      Intellectual Property
--------------------------------------------------------------------------------
 1. As at the date of this agreement, the Company does not hold current registrations of the business name "Tandy Electronics" in Queensland, the Northern Territory, South Australia or Tasmania.

 2. As at the date of this agreement, the Company does not hold current registrations of the business name "RadioShack" in the Northern Territory or South Australia.

 4.      Taxation
--------------------------------------------------------------------------------
 1. The Company has deferred the payment of $351,307.20 in income tax over 10 consecutive quarters.

 2. Audits have, in the past, been carried out by the Australian Tax Office on the Company in relation to inter-company mark-ups for sales tax purposes and transfer pricing.

 5.      Real Property, Buildings
--------------------------------------------------------------------------------
 1. The bowser serving the underground fuel tank at the Freehold Property has been vandalised. The Company is taking steps to rectify the problem and has been advised that the approximate cost of doing so will be $5,000.


 6.      Employees
--------------------------------------------------------------------------------
 1. The Company is liable to meet medical expenses in relation to an Irish employee sponsored by the Company.

 7.      Records and corporate matters
--------------------------------------------------------------------------------
 1. As at the date of this agreement, the audited accounts of the Company for the year ended 30 June 2000 have not been lodged with the Australian Securities and Investments Commission.

--------------------------------------------------------------------------------

 Share Acquisition Agreement                             Allen Allen & Hemsley
--------------------------------------------------------------------------------

 2. As at the date of this agreement, the share transfer from James Nichols to Brian Levy has not been stamped.

 3.      The following documents are missing from the Company's records.

         (a)      Director's consent for Robert Edward Keto.

         (b)      Page 2 of director's consent for James Gordon Gingerich.

         (c)      Resignation for Charles Joseph Wyse.

         (d)      Resignation for Louis Gordon Neumann.

         (e)      Resignation for Garland Parker Asher.

         (f)      Resignation for James Nichols.

         (g)      Secretary's consent and resignation for Patricia Alexa
                  MacGregor.

         (h)      Secretary's consent for Laurence William Warrington.

         (i)      Public officer's consent for Laurence William Warrington.

         (j) Public officer's consent and resignation for Patricia Alexa MacGregor.

         (k)      Consent to act as auditor from Lower Russell and Farr.

         (l)      AGM mins for 1983.

 4. As at the date of this agreement, the Australian Securities and Investments Commission is yet to be provided with details of the appointment and resignation of: Douglas Cecil Macgregor, Patricia Alexa Macgregor, Charles Joseph Wyse and Michael Joseph Murray.

 5. As at the date of this agreement, the Australian Securities and Investments Commission is yet to be provided with the dates of resignation of Garland Parker Asher, Christopher David and Joseph Victor Tanner. The Australian Securities and Investments Commission has not been notified of the dates and places of birth of Joseph Victor Tanner.

 6. The Australian Securities and Investments Commission's records of the former shareholders of the Company is not correct. Lodgements in relation to the former shareholding of DC Macgregor and PA Macgregor, CJ Wyse, MJ Murray, D Christopher and H Winn have not been made.

 7. In relation to the unstamped share transfer form for the transfer of 4 ordinary shares from Tandy International Electronics, Inc. to InterTAN, Inc., dated 1 December 1986 - the 4 ordinary shares were not transferred in the manner indicated on the form.

 8. In relation to the unstamped share transfer form for the transfer of 1 ordinary share from C. Wyse to Tandy International Electronics, Inc., dated 1 December 1986 - this share was not transferred in the manner indicated on the form.

 9. In relation to the stamped share transfer form dated 1 November 1985 for the transfer of 1 ordinary share from M. J. Murray to J. V. Tanner -M. J. Murray did

--------------------------------------------------------------------------------

Share Acquistion Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


         not transfer the share held by him to J. V. Tanner. His share was in fact transferred to R. E. Keto on 1 December 1986.

10. Original share (and scrip) certificate (No. 8) for 7,000,000 ordinary shares issued to InterTAN, Inc. on 1 December 1986 was not signed by the Company. This certificate was subsequently cancelled pursuant to a capital reduction of 12,025,125 ordinary shares held by InterTAN, Inc. on 5 April 1989.

11. Board Minutes dated 30 May 1994 resolve to issue 12,025,125 preferred shares to the value of $7.2 million. The shares that were in fact issued pursuant to this resolution were 7.2 million ordinary shares (not preferred shares) at $1.00 per share. Similarly, the reference to "preferred shares" in the Deed of Release between the Company and InterTAN, Inc., dated 30 May 1994, should be a reference to "ordinary shares".



________________________________________________________________________________

Share Acquistion Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


Schedule 8

Leases
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Store Number             Description
--------------------------------------------------------------------------------
8111                     Adelaide
--------------------------------------------------------------------------------
3122                     Airport West
--------------------------------------------------------------------------------
4143                     Aitken Vale
--------------------------------------------------------------------------------
2312                     Albury
--------------------------------------------------------------------------------
3156                     Altona Gate
--------------------------------------------------------------------------------
8125                     Arndale
--------------------------------------------------------------------------------
2223                     Armidale
--------------------------------------------------------------------------------
2147                     Ashfield
--------------------------------------------------------------------------------
4100                     Aspley
--------------------------------------------------------------------------------
4160                     Aspley
--------------------------------------------------------------------------------
6126                     Balcatta
--------------------------------------------------------------------------------
3166                     Ballarat
--------------------------------------------------------------------------------
2121                     Bankstown
--------------------------------------------------------------------------------
2333                     Bass Hill
--------------------------------------------------------------------------------
2233                     Bateau Bay
--------------------------------------------------------------------------------
2126                     Baulkham Hills
--------------------------------------------------------------------------------
4157                     Beenleigh
--------------------------------------------------------------------------------
3123                     Belconnen
--------------------------------------------------------------------------------
6113                     Belmont
--------------------------------------------------------------------------------
3149                     Belmont Vic
--------------------------------------------------------------------------------
2316                     Bendigo
--------------------------------------------------------------------------------
3157                     Bentleigh
--------------------------------------------------------------------------------
2226                     Blacktown
--------------------------------------------------------------------------------
2117                     Bondi Junction
--------------------------------------------------------------------------------
2350                     Bonnyrigg
--------------------------------------------------------------------------------





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                                                                         Page 64
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Share Acquistion Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Store Number             Description
--------------------------------------------------------------------------------
3106                     Boronia
--------------------------------------------------------------------------------
3170                     Brandon Park
--------------------------------------------------------------------------------
8115                     Brighton
--------------------------------------------------------------------------------
4134                     Brisbane Mall
--------------------------------------------------------------------------------
3109                     Broadmeadows
--------------------------------------------------------------------------------
2141                     Broadway
--------------------------------------------------------------------------------
4120                     Brookside
--------------------------------------------------------------------------------
4152                     Browns Plains
--------------------------------------------------------------------------------
6132                     Bull Creek
--------------------------------------------------------------------------------
6112                     Bunbury
--------------------------------------------------------------------------------
4109                     Bundaberg
--------------------------------------------------------------------------------
2137                     Burwood
--------------------------------------------------------------------------------
4100                     Burwood Melbourne
--------------------------------------------------------------------------------
3161                     Camberwell
--------------------------------------------------------------------------------
2107                     Campbelltown
--------------------------------------------------------------------------------
2225                     Campsie
--------------------------------------------------------------------------------
2310                     Canberra City
--------------------------------------------------------------------------------
4146                     Cannon Hill
--------------------------------------------------------------------------------
4132                     Capalaba
--------------------------------------------------------------------------------
4119                     Carindale
--------------------------------------------------------------------------------
2136                     Carlingford
--------------------------------------------------------------------------------
6135                     Carousel
--------------------------------------------------------------------------------
8127                     Casuarina
--------------------------------------------------------------------------------
3151                     Chadstone
--------------------------------------------------------------------------------
2344                     Charlestown
--------------------------------------------------------------------------------
2231                     Chatswood Westfield
--------------------------------------------------------------------------------
4112                     Chermside
--------------------------------------------------------------------------------
8120                     Colonades
--------------------------------------------------------------------------------
2311                     Corio
--------------------------------------------------------------------------------
6102                     Cottesloe
--------------------------------------------------------------------------------



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                                                                         Page 65
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Share Acquistion Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Store Number             Description
--------------------------------------------------------------------------------
3126                     Cranbourne
--------------------------------------------------------------------------------
2133                     Crows Nest
--------------------------------------------------------------------------------
3163                     Dandenong
--------------------------------------------------------------------------------
8136                     Darwin City
--------------------------------------------------------------------------------
3130                     Deer Park
--------------------------------------------------------------------------------
3138                     Doncaster
--------------------------------------------------------------------------------
2306                     Dubbo
--------------------------------------------------------------------------------
4128                     Earlville Cairns
--------------------------------------------------------------------------------
2341                     East Gardens (Pagewood)
--------------------------------------------------------------------------------
3154                     Eastland Ringwood
--------------------------------------------------------------------------------
3133                     Eastlands
--------------------------------------------------------------------------------
2116                     Eastwood
--------------------------------------------------------------------------------
8124                     Elizabeth
--------------------------------------------------------------------------------
3153                     Elizabeth St
--------------------------------------------------------------------------------
3177                     Endeavor Hills
--------------------------------------------------------------------------------
3174                     Epping VIC
--------------------------------------------------------------------------------
2345                     Erina
--------------------------------------------------------------------------------
2115                     Fairfield
--------------------------------------------------------------------------------
2301                     Figtree
--------------------------------------------------------------------------------
8106                     Findon
--------------------------------------------------------------------------------
3128                     Forest Hill
--------------------------------------------------------------------------------
3111                     Frankston
--------------------------------------------------------------------------------
6114                     Freemantle
--------------------------------------------------------------------------------
2302                     Fyshwick
--------------------------------------------------------------------------------
6108                     Garden City- Booragoon
--------------------------------------------------------------------------------
6133                     Gateways
--------------------------------------------------------------------------------
2319                     Geelong
--------------------------------------------------------------------------------
4135                     Gladstone
--------------------------------------------------------------------------------
8114                     Glenelg
--------------------------------------------------------------------------------
3140                     Glenorchy
--------------------------------------------------------------------------------




________________________________________________________________________________

Share Acquistion Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Store Number             Description
--------------------------------------------------------------------------------
2304                     Goulbourn
--------------------------------------------------------------------------------
2326                     Greensborough
--------------------------------------------------------------------------------
6116                     Hay Street
--------------------------------------------------------------------------------
3172                     Highpoint Maribyrnong
--------------------------------------------------------------------------------
3137                     Hobart
--------------------------------------------------------------------------------
8133                     Holly Wood Plaza- Salisbury Downs
--------------------------------------------------------------------------------
2108                     Hornsby
--------------------------------------------------------------------------------
4108                     Indooroopilly
--------------------------------------------------------------------------------
8135                     Ingle Farm
--------------------------------------------------------------------------------
6115                     Innaloo
--------------------------------------------------------------------------------
4116                     Ipswich
--------------------------------------------------------------------------------
3160                     Janshire
--------------------------------------------------------------------------------
2336                     Jesmond
--------------------------------------------------------------------------------
61-6124                  Joondalup
--------------------------------------------------------------------------------
6134                     Kalgoorlie
--------------------------------------------------------------------------------
6131                     Karrinyup
--------------------------------------------------------------------------------
4159                     Kawana
--------------------------------------------------------------------------------
3105                     Keyes Borough
--------------------------------------------------------------------------------
8125                     Kilkenny
--------------------------------------------------------------------------------
4137                     Kippa- Ring
--------------------------------------------------------------------------------
3155                     Knox City, Wantirna
--------------------------------------------------------------------------------
3143                     Launceston
--------------------------------------------------------------------------------
2146                     Leichhardt
--------------------------------------------------------------------------------
3127                     Lilydale- Chirnside Park
--------------------------------------------------------------------------------
2332                     Lismore
--------------------------------------------------------------------------------
2148                     Liverpool
--------------------------------------------------------------------------------
42-4142                  Logan Holme
--------------------------------------------------------------------------------
2327                     Macarthur Square (Campbelltown)
--------------------------------------------------------------------------------
4123                     Mackay
--------------------------------------------------------------------------------




________________________________________________________________________________

Share Acquistion Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Store Number             Description
--------------------------------------------------------------------------------
2216                     Macquarie (Nth Ryde)
--------------------------------------------------------------------------------
6110                     Maddington
--------------------------------------------------------------------------------
6129                     Mandurah
--------------------------------------------------------------------------------
2131                     Manly
--------------------------------------------------------------------------------
8122                     Marion Oaklands Park
--------------------------------------------------------------------------------
4150                     Maroochydore
--------------------------------------------------------------------------------
2111                     Maroubra
--------------------------------------------------------------------------------
2112                     Marrickville
--------------------------------------------------------------------------------
2227                     Marrickville Metro
--------------------------------------------------------------------------------
2337                     Mayfield
--------------------------------------------------------------------------------
2106                     Merrylands
--------------------------------------------------------------------------------
6107                     Midland Gate
--------------------------------------------------------------------------------
8132                     Mildura
--------------------------------------------------------------------------------
2330                     Minto
--------------------------------------------------------------------------------
2109                     Miranda
--------------------------------------------------------------------------------
6104                     Mirrabooka
--------------------------------------------------------------------------------
8123                     Modbury
--------------------------------------------------------------------------------
3171                     Moonee Ponds
--------------------------------------------------------------------------------
4156                     Morayfield
--------------------------------------------------------------------------------
6123                     Morley Market Shopping Centre
--------------------------------------------------------------------------------
3145                     Morwell
--------------------------------------------------------------------------------
2324                     Mt Druitt
--------------------------------------------------------------------------------
8130                     Mt Gambier
--------------------------------------------------------------------------------
4148                     Mt Gravatt Garden City
--------------------------------------------------------------------------------
4118                     Mt Ommaney
--------------------------------------------------------------------------------
3142                     Narre Warren
--------------------------------------------------------------------------------
3167                     Northcote
--------------------------------------------------------------------------------
3152                     Northland- East Preston
--------------------------------------------------------------------------------
8129                     Norwood
--------------------------------------------------------------------------------
2305                     Orange
--------------------------------------------------------------------------------





________________________________________________________________________________

Share Acquistion Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Store Number             Description
--------------------------------------------------------------------------------
4124                     Pacific Fair- Bondi Beach
--------------------------------------------------------------------------------
2127                     Parramatta West
--------------------------------------------------------------------------------
2219                     Penrith
--------------------------------------------------------------------------------
6101                     Perth
--------------------------------------------------------------------------------
6119                     Phoenix
--------------------------------------------------------------------------------
2150                     Plumpton
--------------------------------------------------------------------------------
2232                     Port Macquarie
--------------------------------------------------------------------------------
2320                     Prahran
--------------------------------------------------------------------------------
8113                     Prospect
--------------------------------------------------------------------------------
2347                     Queanbeyan
--------------------------------------------------------------------------------
4154                     Red Bank
--------------------------------------------------------------------------------
8128                     Reynella
--------------------------------------------------------------------------------
4153                     Robina Town Centre
--------------------------------------------------------------------------------
4147                     Rockhampton
--------------------------------------------------------------------------------
6125                     Rockingham
--------------------------------------------------------------------------------
2145                     Roselands (Wiley Park)
--------------------------------------------------------------------------------
4151                     Run Away City
--------------------------------------------------------------------------------
8134                     Rundle Mall
--------------------------------------------------------------------------------
2104                     Seven Hills
--------------------------------------------------------------------------------
2329                     Shell Harbour Square (Blackbutt)
--------------------------------------------------------------------------------
2313                     Shepparton
--------------------------------------------------------------------------------
4155                     Smithfield
--------------------------------------------------------------------------------
4106                     South Port
--------------------------------------------------------------------------------
8128                     Southgate Plaza Reynella
--------------------------------------------------------------------------------
3164                     Southland- Cheltenham
--------------------------------------------------------------------------------
3131                     St Kilda
--------------------------------------------------------------------------------
2142                     St Marys
--------------------------------------------------------------------------------
4139                     Stafford City
--------------------------------------------------------------------------------
4158                     Strathpire West
--------------------------------------------------------------------------------
6111                     Subiaco
--------------------------------------------------------------------------------




________________________________________________________________________________

Share Acquistion Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Store Number             Description
--------------------------------------------------------------------------------
4104                     Sunny City
--------------------------------------------------------------------------------
2128                     Sydney (York St)
--------------------------------------------------------------------------------
2229                     Taree
--------------------------------------------------------------------------------
4138                     The Pines (QLD), Elanora Gold Coast
--------------------------------------------------------------------------------
4125                     Toombul
--------------------------------------------------------------------------------
4141                     Toowong
--------------------------------------------------------------------------------
4149                     Toowoomba
--------------------------------------------------------------------------------
4130                     Townsville
--------------------------------------------------------------------------------
2353                     Tuggerah
--------------------------------------------------------------------------------
2340                     Tuggeranong
--------------------------------------------------------------------------------
8116                     Unley
--------------------------------------------------------------------------------
2307                     Wagga Wagga
--------------------------------------------------------------------------------
2318                     Warrawong
--------------------------------------------------------------------------------
3147                     Werribee
--------------------------------------------------------------------------------
2218                     Warriewood
--------------------------------------------------------------------------------
2222                     Warringah Mall (Brookvale)
--------------------------------------------------------------------------------
6130                     Warwick
--------------------------------------------------------------------------------
3175                     Watergardens
--------------------------------------------------------------------------------
3176                     Waverly Gardens
--------------------------------------------------------------------------------
3155                     Wendouree Village
--------------------------------------------------------------------------------
2335                     Wentworthville
--------------------------------------------------------------------------------
3147                     Werribee
--------------------------------------------------------------------------------
8107                     West Lakes Mall
--------------------------------------------------------------------------------
2331                     Wetherill Park
--------------------------------------------------------------------------------
6109                     Whitfor City
--------------------------------------------------------------------------------
8131                     Whyalla
--------------------------------------------------------------------------------
2151                     Winston Hills
--------------------------------------------------------------------------------
2352                     Woden Plaza
--------------------------------------------------------------------------------
2354                     Wollongong
--------------------------------------------------------------------------------
4114                     Woodridge
--------------------------------------------------------------------------------






________________________________________________________________________________

Share Acquistion Agreement                            Allen Allen & Hemsley
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Store Number             Description
--------------------------------------------------------------------------------
4115                     Wynnum
--------------------------------------------------------------------------------






________________________________________________________________________________
                                                                         Page 71